                          [VAN ECK CHUBB FUNDS LOGO]



                                ANNUAL REPORT
                              December 31, 1998


                          Capital Appreciation Fund
                              Global Income Fund
                          Government Securities Fund
                            Growth and Income Fund
                               Tax-Exempt Fund
                              Total Return Fund

                        THE VAN ECK PARTNERSHIP SERIES

                              VAN ECK/CHUBB FUNDS
--------------------------------------------------------------------------------

Dear Fellow Shareholder:

When we last reported to you in the Funds' June 30 semi-annual report, world financial markets had experienced a relatively uneventful first half of the year. As had been expected, the impact of Asia's fiscal and financial turmoil that began in mid-1997 continued to filter through other economies, most notably dampening global growth and pushing down world commodity prices. Even so, the equity and fixed income markets of the developed nations, particularly Europe and the U.S., were relatively strong as they continued to benefit from benign inflation, low interest rates, and moderate economic growth. In mid-summer, however, the climate changed dramatically as several events had a precipitous impact on markets and helped make 1998 one of the decade's most volatile years for global financial markets.

It was a year of mixed results for investors, many of whom experienced both spectacular and very disappointing returns depending on the specific asset class. For example, investors in U.S. blue chip large-capitalization stocks and long-term U.S. Treasury bonds did particularly well, while those in emerging markets securities and high-yielding U.S. corporate bonds did poorly. Reflecting last year's varied performance, the Van Eck/Chubb Funds posted mixed results; our fixed income funds did well, while our equity funds did not meet our expectations. Please consult the pages that follow for a more detailed look at each individual Fund, including a discussion of performance.

THE YEAR IN REVIEW

The 1998 chapter of history books is likely to mark two major events as the most critical to financial markets: 1) Russia's economic and financial crisis and 2) the disintegration and subsequent rescue of hedge fund Long-Term Capital Management (LTCM). In August, Russia's economy, plagued by corruption and incompetence, unraveled as its central government defaulted on its debt obligations and devalued the ruble, creating a financial crisis that hurt emerging markets around the world. As in Southeast Asia in 1997, fear of devaluation and contagion spread, and by year end, Brazil, the world's ninth largest economy and Latin America's leader, had succumbed. In the early fall, losses in Russian investments helped create a brutal reality check for highly leveraged hedge funds, with the biggest spotlight on Greenwich, Connecticut-based LTCM, which lost most of its $4.7 billion value by late September.

Honorable mention in the 1998 chapter goes to the U.S. Federal Reserve Bank. Under the aegis of chairman Alan Greenspan, the Fed assisted in the rescue of beleaguered LTCM and at the same time helped stave off a global financial meltdown by easing short-term interest rates. In three quick successive moves, the Fed lowered the federal funds rate from 5.50% to 4.75%, thereby increasing liquidity and improving confidence. This initiated similar moves by European central banks.

U.S. HIGHLIGHTS

Amid the global turmoil, the U.S. remained an island of prosperity, buoyed by an economy that continued to grow at a moderate pace and was fueled by the unflagging support of the American consumer. We have enjoyed eight consecutive years of economic expansion and our unemployment rate is at its lowest in 30 years. Both federal and state budgets are in surplus, and we are in the enviable position of being the primary developer and exporter of the technological advances that are heralding in the new global communications age.

For a record-setting fourth year in a row, the strong U.S. economy helped the stock market post double-

                              VAN ECK/CHUBB FUNDS
--------------------------------------------------------------------------------

digit returns, albeit from a very narrow segment of companies and with increased volatility across the board. The large-cap benchmarks of the Dow Jones Industrial Average (DJIA) and the S&P 500 Index gained 18.2% and 28.6%, respectively, while the technology-laden Nasdaq Composite Index soared 39.6%. By contrast, the S&P 400 Midcap Index rose 19.1% and the small-cap Russell 2000 Stock Index declined 2.6% for the year. It was a year in which large companies outperformed small; growth investing outperformed value; and strong revenues helped the technology, pharmaceutical and telecommunications sectors take top honors. It was a year of corporate mega-mergers, both in the U.S. and abroad, heralding in behemoth alliances such as Daimler-Benz AG and Chrysler, Travelers Group and Citicorp, Exxon and Mobil. This trend reflects the prevailing strategy that bigger is better in the new highly competitive global economy. Finally, it was the year of Internet mania, as investors, eager to participate in the heady beginnings of e-commerce, bid up ".com" companies despite their lack of earnings.

As did many other professional asset managers, we underestimated the overriding strength of the U.S. stock market's large-cap segment in 1998; it represents a phenomenon that began in 1997 and grew stronger this past year. This was especially true in the fourth quarter, when the large-cap market rebounded strongly, led by technology shares.

U.S. bond markets were led by the strong performance of Treasury securities. The third-quarter debacle created a "flight to quality" that increased demand and helped push the yield of the 30-year bellwether bond to a low of 4.65% in early October -- its lowest level since 1967.

GLOBAL HIGHLIGHTS

As in the U.S., global markets experienced extreme volatility this past year. European stock markets were impacted by the third-quarter selloff, but most posted robust returns for the full year (gaining on average 28.5%). Interest rate convergence in anticipation of the euro helped European bond markets post another solid year. Once again, the UK bond market led the pack, gaining more than 20%. Asia continued to muddle along, with signs of recovery emerging. For example, South Korea and Thailand both took painful steps to clean house and implement many of the structural financial reforms recommended by the International Monetary Fund. Japan continued to suffer from economic recession and its well-publicized ills, including a shaky, undercapitalized banking system, the loss of its competitive position in Asia, and political inaction.

OUTLOOK FOR 1999

We continue to believe that moderate growth and low inflation will prevail both in the U.S. and Europe in the coming year. The global disinflationary trend will continue, reflecting efficiency gains, the deployment of productivity-enhancing technology, and the increased competition that is the byproduct of free markets. Also, excess capacity in many commodities, particularly oil, continues to exert downward pressure on prices. In the past 18 months, the full impact of Asia's crisis has been factored in and markets are slowly recovering. We are confident that the outlook for long-term investments in the financial markets is positive. With the U.S. stock market in particular, Americans continue to invest record amounts of assets in retirement plan equity investments; as long as interest rates remain low, this trend should show no sign of abating. As in 1998, this phenomenon should continue to help

                              VAN ECK/CHUBB FUNDS
--------------------------------------------------------------------------------

buoy the U.S. stock market, shielding it from global crisis.

We remain cautiously optimistic on Japan and believe that its prospects will improve in the second half of 1999. Latin America had a difficult year in 1998 and the region will continue to stagger along in the coming months. Although Venezuela and Brazil are in recession, both Chile and Argentina have done a good job of restructuring their economic and political landscapes, hopefully setting the stage for a healthier Latin America.

We are pleased to announce that October 1, 1998 marked the first year anniversary of our strategic partnership with Van Eck Global; thus far, this alliance has proved successful and benefited both the marketing and sales of your Funds. All of us at Van Eck/Chubb Funds wish you a healthy and prosperous 1999, and we look forward to continuing to meet your investment objectives in the coming months.

[PHOTO]

Michael O'Reilly Signature
Michael O'Reilly
President
Van Eck/Chubb Funds
President and Chief Operating Officer
Chubb Asset Managers, Inc.

January 25, 1999

                    VAN ECK/CHUBB CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

The Van Eck/Chubb Capital Appreciation Fund seeks long-term capital appreciation by investing primarily in equity securities of small- and medium-capitalization U.S. companies that offer sound value. At least 65% of the Fund's assets are invested in companies with market capitalizations between $500 million and $2.5 billion. These are stocks that sell at a discount to the market in terms of several valuation measures, including price-earnings multiples, and that have solid future prospects (primarily defined as future earnings growth potential above the S&P 500 Index). Qualifying companies may also possess one or more of the following characteristics: a strong balance sheet, new products or markets, streamlined or re-engineered operations, and/or improved management.

As we will discuss below, 1998 was a difficult year for value-oriented equity managers such as ourselves. Unfortunately, this fact was reflected in the Van Eck/Chubb Capital Appreciation Fund's performance for the year. Although your Fund had posted relatively strong results in the first, second and fourth quarters, the downturn of the third quarter proved destructive. While the Fund was up 6.4% for the six months ended June 30, it fell a precipitous 31.8% in the third quarter. The Fund's fourth-quarter gain of 20.3% helped recoup some of these losses, but the Fund remained in negative territory for the year. All told, your Fund declined 12.8% in 1998; this compares to a positive 13.9% posted by its peer mutual funds as measured by the Lipper Mid Cap Fund Index. In large part, the superior performance of the Index reflects last year's bias toward growth-style investing, which we will address.

U.S. EQUITY MARKET OVERVIEW

Although the U.S. economy remained strong in 1998, there were a number of distressing factors that shook investor confidence in equities: 1) countries beaten up by the continued fallout from the Asian crisis, 2) excessive leverage in the bond markets due to hedge funds, 3) the Clinton impeachment scandal, and
4) the first signs of weakness in U.S. corporate profitability. These factors converged in the third quarter as Russia floundered and several hedge funds blew up, most notably Long-Term Capital Management. Both events ignited a selloff in the equity and fixed income markets. While markets tumbled, investors shifted their investments to the traditional safe havens, including U.S. Treasury bonds. Investors also shunned small- and mid-capitalization companies in favor of the perceived stability and greater liquidity of America's largest companies. Excessive fear and the resulting liquidity crunch drove small- and medium-cap stocks to ridiculous valuation disparities versus their large capitalization counterparts. Investors, for the most part, sold first and asked questions later, disregarding fundamentals, prices or future outlook. Any signs of trouble within one company was likely to affect an entire industry sector, as was the case with financial services.

FUND REVIEW

There are several factors that contributed to your Fund's difficult year and, hence, its disappointing results. As mentioned above, one of the most critical influences was the trend of the past several years in which investors continued to favor large-capitalization companies. Although the general stock market marked its fourth year of double-digit returns, with the S&P 500 Index returning 28.6%, the bulk of this return came from a very narrow list of companies. The Index's 25 largest companies accounted for 66% of the Index's return (approximately 19 percentage points), while the remaining 475 companies contributed just 34% of the return. Unfortunately for professional money managers, most of us (more than 85%) underperformed the S&P 500 Index last year.

                    VAN ECK/CHUBB CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

A closer look at the S&P 500 Index clearly reveals that capitalization made a tremendous difference in 1998, and that the market was unkind to the smaller-sized companies your Fund favors. The Index's smallest 100 companies returned a meager 0.3% for the year. This is in line with the performance of the Russell 2000 Index, a benchmark measure of small-cap stocks, which was off 2.6% for the year. Disregarding both small- and mid-cap companies, investors sought out very large, brand name consumer and technology companies such as Microsoft, General Electric, Wal-Mart Stores, Dell Computers, Intel and Coca-Cola, looking for security in what was a very shaky year for markets.

A second factor affecting the performance of your Fund was the tremendous outperformance experienced by traditional growth companies versus value companies in 1998. Traditional growth companies are those that experience earnings increases over time. These companies tend to be more expensive than traditional value companies, reflecting investors' high expectations. Your Fund, on the other hand, seeks to invest in value companies--those companies that may be out-of-favor or have gone undiscovered by the marketplace. In essence, the Fund attempts to invest in companies that the market is pricing at less than their inherent worth. Last year was a difficult year for value managers; it was not a year in which the market discovered many discounted companies, or acknowledged turn-around situations. Rather, the market rewarded investments in high revenue-generating companies. Despite its underperformance last year, we do expect value investing to provide good opportunities over the long term. Keep in mind that since 1979, value has outperformed growth-style investing in 12 out of 20 years, as measured by the Frank Russell Company.

The third factor that impeded your Fund's performance was its heavy weightings in the U.S. economy's lackluster sectors. The Fund's largest holdings were in basic materials, consumer cyclicals and capital goods. These sectors continued to get battered by the falloff in demand from Asia and their inability to compete against very low foreign production costs. The stock market was particularly hard on those sectors and stocks that were either economically sensitive, exposed to foreign markets or financially driven. The market's best performing sectors were technology, pharmaceuticals and telecommunications, which held up well in the market downturn.

OUTLOOK

Going forward, we will continue to employ our disciplined long-term approach by investing in those companies that meet our investment standards and value criteria. However, we have begun to ease our stock selection screening parameters in order to include companies with higher growth possibilities. We are seeking out those companies that deliver a consistent, visible earnings progression. Over the course of the year, we reduced or sold underperforming core holdings, including Old Republic, Lafarge, Polaroid, Storage Technologies, Nine West and Tektronix. We have added such holdings as Total Renal Care, a company that specializes in kidney dialysis, and Newmark Homes, which should benefit from the continued housing boom. As the year progresses, we will look to rotate into stocks at the higher end of our investment capitalization parameters.

Although it was a disappointing year, we continue to believe that small- and mid-cap stocks offer many attractive characteristics versus large-cap issues, including higher potential return, less international exposure, and better valuation levels. We still believe a disciplined long-term value approach will be rewarding to our shareholders over time.

                    VAN ECK/CHUBB CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

Thank you for your investment in the Van Eck/Chubb Capital Appreciation Fund. We look forward to helping you meet your investment objectives in the future.

[PHOTO]

Robert Witkoff Signature
Robert Witkoff
Senior Vice President
Chubb Asset Managers, Inc.

January 25, 1999

---------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/98
---------------------------------------------------------

                                 AFTER
                                MAXIMUM   BEFORE
        AVERAGE ANNUAL           SALES     SALES
         TOTAL RETURN           CHARGE*   CHARGE
-------------------------------------------------
A shares--Life (since 9/1/95)   11.0 %     12.7 %
-------------------------------------------------
1 year                          (16.9)%   (12.8)%
-------------------------------------------------
B shares--Life (since
  4/29/98)**                    (27.2)%   (23.3)%
-------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

 * A shares: maximum sales charge = 4.75%
   B shares: maximum contingent deferred sales charge = 5.0%
** Not annualized.

                     [Cap. App. Fund % of Portfolio CHART]

                                                  % OF
                                                PORTFOLIO(1)
Common Stocks                                     95.1%
Other Net Assets                                   4.9%

TOP TEN EQUITIES                                  % OF
                                                PORTFOLIO(1)
Champion Enterprises, Inc.                         5.6%
Storage Technology Corporation                     4.6%
Lafarge Corporation                                4.3%
Reynolds and Reynolds Company (Class A)            4.1%
Total Renal Care Holdings, Inc.                    3.6%
Bard (C.R.), Inc.                                  3.5%
Commerce Group, Inc.                               3.3%
Cooper Tire & Rubber Company                       3.3%
American Standard Companies Inc.                   3.2%
Ametek, Inc.                                       3.2%

TOP TEN INDUSTRIES                                % OF
                                                PORTFOLIO(1)
Computer Products & Services                       10.3%
Medical Supplies & Services                         9.6%
Industrial Metals                                   9.5%
Building Materials & Tools                          7.4%
Building & Construction                             5.6%
Electronics                                         5.4%
Insurance                                           4.1%
Chemicals/Fertilizers                               3.4%
Tires & Rubber Goods                                3.3%
Housing & Home Furnishings                          3.3%

(1) As a percentage of total net assets at December 31, 1998.

                    VAN ECK/CHUBB CAPITAL APPRECIATION FUND
--------------------------------------------------------------------------------

                VAN ECK/CHUBB CAPITAL APPRECIATION FUND CLASS A

                             Performance Comparison


                            Van
                         Eck/Chubb
                          Capital
                        Appreciation
                            Fund-A                           LIPPER
                           Class                              MID
                                              S&P             CAP
                          (w/sales            500             FUND
                          charge)            INDEX           INDEX
Sep-1-95                 9524.00             10000.00      10000.00
Sep 1995                 9638.00             10422.00      10313.00
Oct 1995                 9552.00             10391.00      10066.00
Nov 1995                 9867.00             10839.00      10389.00
Dec 1995                 9962.00             11049.00      10494.00
Jan 1996                10115.00             11430.00      10528.00
Feb 1996                10125.00             11530.00      10963.00
Mar 1996                10268.00             11642.00      11181.00
Apr 1996                10556.00             11821.00      11803.00
May 1996                10795.00             12114.00      12187.00
Jun-96                  10977.00             12164.00      11781.00
Jul-96                  10469.00             11631.00      10736.00
Aug-96                  10833.00             11873.00      11364.00
Sep-96                  11169.00             12540.00      12073.00
Oct-96                  11667.00             12891.00      11817.00
Nov-96                  12347.00             13860.00      12270.00
Dec-96                  12704.00             13585.00      12205.00
Jan-97                  12939.00             14440.00      12593.00
Feb-97                  13467.00             14547.00      12116.00
Mar-97                  13007.00             13950.00      11387.00
Apr-97                  13383.00             14788.00      11597.00
May-97                  14522.00             15678.00      12760.00
Jun-97                  15076.00             16383.00      13190.00
Jul-97                  15888.00             17688.00      14234.00
Aug-97                  15868.00             16697.00      14144.00
Sep-97                  16591.00             17610.00      15049.00
Oct-97                  15977.00             17027.00      14264.00
Nov-97                  15898.00             17811.00      14223.00
Dec-97                  16234.00             18116.00      14336.00
Jan-98                  16109.00             18323.00      14148.00
Feb-98                  17713.00             19637.00      15444.00
Mar-98                  18452.00             20641.00      16161.00
Apr-98                  18702.00             20855.00      16307.00
May-98                  17817.00             20488.00      15478.00
Jun-98                  17276.00             21323.00      16085.00
Jul-98                  15651.00             21102.00      15341.00
Aug-98                  12132.00             18052.00      12242.00
Sep-98                  11777.00             19205.00      13198.00
Oct-98                  13402.00             20766.00      13848.00
Nov-98                  13850.00             22024.00      14747.00
Dec-98                  14162.00             23292.00      16331.00

Average Annual Total Return 12/31/98          1 Year        Since Inception(1)
VE/C Capital Appreciation Fund (w/o sales
      charge)                                -12.80%                  12.70%
VE/C Capital Appreciation Fund (w/sales
      charge)(2)                             -16.90%                  11.00%
S&P 500 Index                                 28.60%                  28.80%
Lipper Mid Cap Fund Index                     13.90%                  15.80%

                VAN ECK/CHUBB CAPITAL APPRECIATION FUND CLASS B

                             Performance Comparison

                                                  VAN ECK/CHUBB CAPITAL           S&P 500 INDEX
                                                APPRECIATION FUND - CLASS         -------------            LIPPER MID CAP FUND
                                                   B (W/ SALES CHARGE)                                            INDEX
                                                -------------------------                                  -------------------
5/1/98                                                  10000.00                           10000.00             10000.00
5/98                                                     9500.00                            9824.00              9491.00
6/98                                                     9212.00                           10224.00              9864.00
7/98                                                     8340.00                           10118.00              9407.00
8/98                                                     6463.00                            8656.00              7507.00
9/98                                                     6269.00                            9209.00              8094.00
10/98                                                    7135.00                            9957.00              8492.00
11/98                                                    7363.00                           10560.00              9043.00
12/98                                                    7285.00                           11169.00             10015.00

Average Annual Total Return 12/31/98                                              Since Inception(1)
VE/C Capital Appreciation Fund (w/o sales
  charge)                                                                                    -23.3%
VE/C Capital Appreciation Fund (w/ sales
  charge)(3)                                                                                 -27.2%
S&P 500 Index                                                                                11.70%
Lipper Mid Cap Fund Index                                                                     0.20%

These graphs compare an initial $10,000 investment in the Van Eck/Chubb Capital Appreciation Fund (Classes A and B) made at inception with a similar investment in the S&P 500 Index and the Lipper Mid Cap Fund Index.

(1) INCEPTION DATE FOR THE VAN ECK/CHUBB CAPITAL APPRECIATION FUND IS 9/1/95 (CLASS A) AND 4/29/98 (CLASS B); index returns are calculated as of nearest month end.

(2) The maximum sales charge is 4.75%.

(3) Applicable contingent deferred sales charge taken into account.

Returns for the Van Eck/Chubb Capital Appreciation Fund (Classes A and B) reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been partially reimbursed by the Adviser at certain times since the Fund's inception.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                        VAN ECK/CHUBB GLOBAL INCOME FUND
--------------------------------------------------------------------------------

The Van Eck/Chubb Global Income Fund seeks capital appreciation and a steady flow of dividend income by investing primarily in high-grade U.S. and international debt securities. The Fund maintains at least 75 percent of its portfolio in investment grade securities, which are often found in the more mature investment markets of developed nations.

We are pleased to report that the Van Eck/Chubb Global Income Fund posted a total return of 15.0% for the year, reflecting both the reinvestment of monthly dividends and share price appreciation. This performance compares very favorably to the Fund's peer group of mutual funds as measured by the Lipper Global Income Fund Index, which returned 6.3% (your Fund ranked sixth for the year among the 144 funds within the Lipper category). For the same period, the benchmark Salomon Smith Barney World Government Bond Index (WGBI) returned 15.3% in U.S. dollar terms.

GLOBAL BOND MARKETS OVERVIEW

For the second year in a row, the world's fixed income markets enjoyed solid performance, although against a background of increased volatility and turmoil. Government bonds throughout the developed world continued to be buoyed by persistent low inflation and supportive monetary policies from central banks. On the other hand, emerging market debt and corporate debt suffered as the result of problems in Russia and Latin America. Once again the UK bond market showed the most strength, rising more than 20% in U.S. dollar terms, while the U.S. Treasury bond market posted a solid 10% return.

There were several critical events that impacted bond markets last year, as mentioned earlier in the President's letter. These included: 1) the continuation of the global disinflation trend that we identified in last year's report, 2) problems in Russia and other emerging markets, 3) unwinding of hedge fund positions, 4) the precipitous fall of commodity prices, 5) continued economic weakness in Japan, and finally 6) the approach of the single European currency, the euro. The Asian crisis that began in mid-summer 1997 continued to have a positive influence on the world's bond markets in 1998, further reducing inflation expectations. Commodity prices declined substantially, particularly oil prices, which dropped below $10 a barrel for the first time in 12 years. In August, Russia defaulted on its debt obligations, put a moratorium on foreign debt servicing, and devalued the ruble. Shortly thereafter, highly leveraged funds, including Long-Term Capital Management, were forced to deleverage. These events rocked financial markets and created a flight to quality to government bonds, particularly U.S. Treasury bonds, German bonds and UK bonds. As investors shunned riskier bond issues in favor of safe havens, fixed income markets experienced a dramatic widening of credit spreads, particularly on weaker credits such as high-yielding U.S. corporate debt and emerging market debt.

The global economic environment was broadly supportive of the bond markets in 1998. While the U.S. continued to experience robust growth, this was achieved without rising inflation, which remained steady through the year at approximately 1.5%. In Japan, the economy continued to deteriorate despite a change in prime ministers, a succession of stimulus packages, and measures to restructure the banking sector. Unemployment reached an unprecedented level of 4.4% and the economy shrank in each quarter of 1998. Japanese bond yields reached the lowest levels ever recorded in any country, with 10-year bonds yielding 0.73%. However, concerns of increased supply to finance the stimulus measures caused a marked reversal, with 10-year yields ending the year at 2.2%. European growth remained moderate, with lower expectations for growth in 1999.

                        VAN ECK/CHUBB GLOBAL INCOME FUND
--------------------------------------------------------------------------------

Supportive monetary policies by the world's central banks also contributed to the bond markets' strong performance in 1998. Following the financial crisis in late summer, the U.S. Federal Reserve Bank took aggressive steps to infuse much-needed liquidity into the world's financial system, easing the federal funds rate from 5.50% to 4.75% between late-September and mid-November. European interest rates continued to converge lower toward German rates throughout the year in anticipation of the monetary union of 11 countries via the euro at the start of January 1999. The Bundesbank cut rates in early December, a move followed by other European central banks. In the UK, growth slowed sharply with the country heading toward a possible recession in 1999. Following an unexpected rise in interest rates in June, the Bank of England reversed direction and cut interest rates several times last year, contributing to the bond market's superior performance.

FUND REVIEW

We attribute your Fund's strong performance to several successful strategies in 1998. We kept a rather long portfolio duration throughout the year, longer than that of the WGBI. This allowed the portfolio to benefit from price improvement as long-term bond yields fell. We continued to concentrate the Fund's investments in the high-quality end of the market, favoring the government bonds of the major developed countries. At year end our largest regional allocations were in the U.S., the UK, the German and French bond markets. A conservative approach was taken in the management of the non-government (primarily, emerging market debt and corporate debt) portion of the Fund's portfolio, thus avoiding most of the fallout from Russia and LTCM. In the fourth quarter, the Fund took a limited position in better-valued Latin American debt.

Our currency strategy also proved advantageous. We were neutral on the U.S. dollar for the better part of the year, although at year end we were overweight relative to the WGBI. We were also underweight in the commodity-related currencies. Beginning in the second quarter, we overweighted the Deutschemark on expectations that it would benefit from the launch of the euro. We were underweight the yen relative to the WGBI throughout the year; this hurt us slightly in the fall when the yen strengthened against the dollar. Finally, after the first quarter, we hedged the currency exposure of our UK bond holdings.

With its introduction in January 1999, the euro joins the U.S. dollar and the Japanese yen as a predominant currency of global financial markets. This single currency has eliminated currency risk among individual European countries and created a unified trading bloc. While all government bonds issued by the 11 participating countries will be denominated in euros, there will still be differential yields depending on the liquidity of the issue and the perceived credit quality of the sovereign issuer.

OUTLOOK

Going forward, we are optimistic about the performance of global bond markets, although we doubt that interest rates will fall as dramatically in the coming year. The U.S. economy should remain resilient, with global influences benefiting the inflationary outlook. Growth in Europe is likely to moderate. Japan's economy remains in recession with, as yet, limited evidence of any impact from the government stimulus packages.

We will continue to selectively invest in corporate and non-core government bonds taking advantage of wider spread levels. Outside the major economies, we are beginning to see positive signs in Eastern Europe, which is benefiting from Continental Europe's strength. Pockets of Asia also

                        VAN ECK/CHUBB GLOBAL INCOME FUND
--------------------------------------------------------------------------------

look more attractive, particularly in those countries that have taken steps to improve economic health. The possibility of a continued slowdown in China, however, remains a potential drag on the region.

In general, we expect bonds to continue to be supported by low inflation and moderate economic growth throughout the world.

Thank you for your investment in the Van Eck/ Chubb Global Income Fund. We will continue to strive to meet your investment objectives in the months ahead.


[PHOTO]   [PHOTO]

Roger C.P. Brookhouse Signature  Marjorie D. Raines Signature
Roger C.P. Brookhouse            Marjorie D. Raines
Senior Vice President            Senior Vice President
Chubb Asset Managers, Inc.       Chubb Asset Managers, Inc.

[PHOTO]

Emma C. Fishwick Signature
Emma C. Fishwick
Vice President
Chubb Asset Managers, Inc.

January 25, 1999

---------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/98
---------------------------------------------------------

                                 AFTER
                                MAXIMUM   BEFORE
        AVERAGE ANNUAL           SALES     SALES
         TOTAL RETURN           CHARGE*   CHARGE
-------------------------------------------------
A shares--Life (since 9/1/95)     5.6%       7.2%
-------------------------------------------------
1 year                            9.5%      15.0%
-------------------------------------------------
B shares--Life (since
  4/29/98)**                      6.0%      11.0%
-------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain or all expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

 * A shares: maximum sales charge = 4.75%
   B shares: maximum contingent deferred sales charge = 5.0%
** Not annualized.

[Global Income Fund % of Portfolio CHART]

% OF PORTFOLIO(1)
Government and Agency Obligations:      78.4%
Corporate Bonds:                        11.4%
Short-Term Obligations:                  6.4%
Other Net Assets:                        3.8%

TOP COUNTRIES
United States
Frances
Germany
United Kingdom
Italy

DOLLAR WEIGHTED AVERAGE MATURITY
13.1 Years

PORTFOLIO DURATION
7.9 Years

(1) As a percentage of total net assets at December 31, 1998.

                        VAN ECK/CHUBB GLOBAL INCOME FUND
--------------------------------------------------------------------------------

                        VAN ECK/CHUBB GLOBAL INCOME FUND
                                    CLASS A

                             Performance Comparison

                          VAN
                       ECK/CHUBB
                        GLOBAL          SALOMON
                        INCOME           SMITH
                        FUND -           BARNEY          LIPPER
                        CLASS A          WORLD           GLOBAL
                          (W/             GOVT           INCOME
                         SALES            BOND            FUND
                        CHARGE)          INDEX           INDEX
Sep-1-95                 9524.00         10000.00       10000.00
Sep 1995                 9048.00         10223.00       10167.00
Oct 1995                 9571.00         10299.00       10261.00
Nov 1995                 9685.00         10415.00       10436.00
Dec 1995                 9834.00         10524.00       10650.00
Jan 1996                 9767.00         10395.00       10774.00
Feb 1996                 9649.00         10342.00       10586.00
Mar 1996                 9617.00         10327.00       10594.00
Apr 1996                 9655.00         10286.00       10685.00
May 1996                 9667.00         10288.00       10716.00
Jun 1996                 9712.00         10369.00       10820.00
Jul 1996                 9879.00         10569.00       10931.00
Aug 1996                 9924.00         10610.00       11030.00
Sep 1996                10018.00         10653.00       11240.00
Oct 1996                10201.00         10852.00       11468.00
Nov 1996                10434.00         10996.00       11747.00
Dec 1996                10421.00         10907.00       11717.00
Jan 1997                10205.00         10615.00       11617.00
Feb 1997                10242.00         10536.00       11626.00
Mar 1997                10082.00         10456.00       11481.00
Apr 1997                10040.00         10364.00       11514.00
May 1997                10261.00         10646.00       11679.00
Jun 1997                10398.00         10773.00       11822.00
Jul 1997                10361.00         10689.00       11921.00
Aug 1997                10345.00         10682.00       11860.00
Sep 1997                10640.00         10910.00       12113.00
Oct 1997                10514.00         11136.00       12100.00
Nov 1997                10310.00         10965.00       12101.00
Dec 1997                10422.00         10932.00       12141.00
Jan 1998                10542.00         11038.00       12225.00
Feb 1998                10649.00         11128.00       12327.00
Mar 1998                10718.00         11018.00       12377.00
Apr 1998                10833.00         11194.00       12475.00
May 1998                10864.00         11220.00       12471.00
Jun 1998                10849.00         11237.00       12434.00
Jul 1998                10945.00         11252.00       12488.00
Aug 1998                11118.00         11558.00       12040.00
Sep 1998                11754.00         12173.00       12533.00
Oct 1998                11782.00         12533.00       12640.00
Nov 1998                11754.00         12356.00       12774.00
Dec 1998                11985.00         12605.00       12909.00

Average Annual Total Return 12/31/98             1 Year     Since Inception(1)
VE/C Global Income Fund (w/o sales charge)        15.0%         7.2%
VE/C Global Income Fund (w/ sales charge)(2)       9.5%         5.6%
Salomon Smith Barney World Gov't Bond Index       15.3%         7.2%
Lipper Global IncomeFund Index                     6.3%         7.9%

                        VAN ECK/CHUBB GLOBAL INCOME FUND
                                    CLASS B

                             Performance Comparison

                                                  VAN ECK/CHUBB GLOBAL
                                                INCOME FUND -CLASS B (W/      SALOMON SMITH BARNEY        LIPPER GLOBAL INCOME
                                                      SALES CHARGE)           WORLD GOVT BOND INDEX            FUND INDEX
                                                ------------------------      ---------------------       --------------------
5/1/98                                                    10000                             10000                 10000
5/98                                                       9964                             10023                  9997
6/98                                                       9946                             10038                  9967
7/98                                                      10070                             10052                 10010
8/98                                                      10214                             10325                  9651
9/98                                                      10803                             10874                 10047
10/98                                                     10825                             11196                 10133
11/98                                                     10795                             11038                 10240
12/98                                                     10596                             11261                 10348

Average Annual Total Return 12/31/98                                            Since Inception(1)
VE/C Global Income Fund (w/o sales charge)                                                   11.0%
VE/C Global Income Fund (w/ sales charge)(3)                                                  6.0%
Salomon Smith Barney World Gov't Bond Index                                                  12.6%
Lipper Global Income Fund Index                                                               3.5%

These graphs compare an initial $10,000 investment in the Van Eck/Chubb Global Income Fund (Classes A and B) made at inception with a similar investment in the Salomon Smith Barney World Government Bond Index and the Lipper Global Income Fund Index.

(1) INCEPTION DATE FOR THE VAN ECK/CHUBB GLOBAL INCOME FUND IS 9/1/95 (CLASS A) AND 4/29/98 (CLASS B). Index returns are calculated as of nearest month end.

(2) The maximum sales charge is 4.75%.

(3) Applicable contingent deferred sales charge taken into account.

Returns for the Van Eck/Chubb Global Income Fund (Classes A and B) reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been partially reimbursed by the Adviser at certain times since the Fund's inception.

The Salomon Smith Barney World Government Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

The Van Eck/Chubb Government Securities Fund seeks to earn a high level of income consistent with the preservation of capital value. The Fund invests only in debt instruments that are issued, guaranteed or collateralized by the U.S. Government, its agencies or instrumentalities. The Fund will typically be invested in a combination of U.S. Treasury notes and bonds, government agency debentures and/or government agency mortgage-backed securities, such as those issued by "Fannie Mae" or "Freddie Mac."

For the year 1998, the Van Eck/Chubb Government Securities Fund achieved a total return of 7.4%, reflecting the reinvestment of monthly dividends and share price appreciation. Your Fund slightly underperformed the 7.9% posted by its peer group of mutual funds as measured by the Lipper General U.S. Government Fund Index.

We attribute your Fund's slight lag to the dramatic events of the third quarter, most notably the crisis in Russia and the problems associated with the collapse of many highly leveraged hedge funds. These events increased the volatility among all fixed income securities, dramatically widening credit spreads (or yield differentials), and favoring investments in safe-haven U.S. Treasury securities. For the year, U.S. Treasury securities, particularly long-term bonds, dramatically outperformed. Other government-related fixed income securities were less robust; for example, returns on mortgage-backed securities were hard pressed to keep up with Treasuries. As market conditions stabilize and securities relationships return to historic norms, we expect to recoup much of the slight underperformance that the Fund experienced in 1998.

U.S. TREASURY MARKET OVERVIEW

Volatility in the financial markets, which had accelerated in 1997 following Asia's economic crisis, spiked much higher in this year's third quarter after Russia shocked the system by defaulting on its debt. This caused a chain reaction in markets around the world due to bank and hedge fund exposure to Russian debt securities. Because of the global financial crisis, most U.S. and foreign bond investors shunned the risk associated with non-government "spread" product. The net result was a flight to quality to U.S. Treasury securities and a dramatic increase in all credit spreads, from triple-A rated securities down to below investment grade securities. The increased demand for Treasuries, coupled with a limited new-issue supply due to the federal budget surplus, helped them deliver double-digit returns as yields fell to their lowest levels since the 1960s.

The turbulence in the financial markets put the U.S. economic expansion at risk and encouraged the Federal Reserve to lower the federal funds rate three times in just seven weeks, from 5.50% to 4.75%. The Fed's quick and decisive action brought calm back to the world's financial markets. The U.S. stock market rebounded to near pre-crisis levels and credit spreads in the fixed income markets recovered some but not all of their lost ground. In the fourth quarter, the U.S. economy, which some thought might falter, resumed its amazingly strong performance.

Many of the fundamental trends that we have discussed over the past couple of years continue to positively impact fixed income markets. One of these long-term secular forces, increased global competition, continues to exert downward pressure on prices and is, perhaps, even moving us closer toward a deflationary environment. This trend has been intensified by falling Asian demand, which has helped push down commodity prices. As long as inflation remains low and economic growth is moderate, fixed income markets should continue to perform well. The Federal Reserve should also help keep future expectations of inflation in check by continuing its pro-active monetary policy.

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

FUND REVIEW

As always, we strive to structure your Fund's portfolio so that it experiences good relative performance to its peer group category in both rising and falling interest rate environments. The unusual volatility during 1998 prevented us from achieving that objective for the first time since the Fund's inception in 1987. We are confident that as spread relationships return to normal, we will again provide superior relative results.

At December 31, 1998, your Fund was approximately 45% invested in putable agency debentures, 38% in mortgage-backed securities, 16% in Treasury securities, with the remainder in cash equivalents.

OUTLOOK

The U.S. fixed income markets came a long way during 1998 and have moved into the zone of fair to moderate value. Real interest rates on 30-year Treasury bonds stood at 4.2% in the beginning of 1998 and were 3.5% at year end (nominal rates of 5.00% minus an inflation rate of 1.5%). Prior to 1980, real interest rates rarely topped 3.0%. Those earlier periods included many cycles with either balanced or surplus federal budgets such as we have now. Given the backdrop of stable monetary policy, lower inflation and above-average historical real rates, an investment in a conservatively managed bond fund continues to make sense.

In closing, we thank you for your investment in the Van Eck/Chubb Government Securities Fund. We look forward to helping you meet your investment objectives in the future.


[PHOTO]                       [PHOTO]

Ned I. Gerstman Signature      Paul R. Geyer Signature
Ned I. Gerstman                Paul R. Geyer
Senior Vice President          Vice President
Chubb Asset Managers, Inc.     Chubb Asset Managers, Inc.

January 25, 1999

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

---------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/98
---------------------------------------------------------

                                 AFTER
                                MAXIMUM   BEFORE
        AVERAGE ANNUAL           SALES     SALES
         TOTAL RETURN           CHARGE*   CHARGE
-------------------------------------------------
A shares--Life (since 12/1/87)    8.3%       8.8%
-------------------------------------------------
10 years                          8.3%       8.9%
-------------------------------------------------
5 years                           5.6%       6.6%
-------------------------------------------------
1 year                            2.3%       7.4%
-------------------------------------------------
B shares--Life (since
  4/29/98)**                      0.6%       5.6%
-------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

 * A shares: maximum sales charge = 4.75%
   B shares: maximum contingent deferred sales charge = 5.0%
** Not annualized.

% OF PORTFOLIO(1)
U.S. Government and Agency Obligations:     97.8%
Other Net Assets:                            2.2%

PORTFOLIO COMPOSITION                      % OF
                                        PORTFOLIO(1)
Tennesse Valley Authority
  Putable Debentures                        44.7%

Federal National Mortgage
  Association Securities                    30.2%

U.S. Treasury Securities                    15.5%

Government National Mortgage
  Association Securities                     6.0%

Federal Home Loan Mortgage
  Association Securities                     1.4%


DOLLAR WEIGHTED AVERAGE MATURITY
10.3 Years

PORTFOLIO DURATION
5.1 Years

30-DAY SEC YIELD
4.94.%(2)

(1) As a percentage of total net assets at December 31, 1998.

(2) A Shares only.

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
--------------------------------------------------------------------------------

                VAN ECK/CHUBB GOVERNMENT SECURITIES FUND CLASS A

                             Performance Comparison

                          VAN
                       ECK/CHUBB
                       GOVERNMENT
                       SECURITIES               LIPPER
                         FUND -      LEHMAN     GENERAL
                        CLASS A     BROTHERS     U.S.
                          (W/         GOVT       GOVT
                         SALES        BOND       FUND
                        CHARGE)      INDEX       INDEX
Dec-1-87                 9524.00    10000.00    10000.00
Dec 1987                 9569.00    10119.00    10133.00
Mar 1988                 9956.00    10453.00    10472.00
Jun 1988                10105.00    10552.00    10571.00
Sep 1988                10360.00    10730.00    10745.00
Dec 1988                10399.00    10831.00    10808.00
Mar 1989                10537.00    10945.00    10893.00
Jun 1989                11327.00    11826.00    11665.00
Sep 1989                11443.00    11923.00    11741.00
Dec 1989                11904.00    12372.00    12149.00
Mar 1990                11768.00    12219.00    11995.00
Jun 1990                12195.00    12646.00    12376.00
Sep 1990                12276.00    12751.00    12448.00
Dec 1990                12963.00    13452.00    13122.00
Mar 1991                13206.00    13743.00    13406.00
Jun 1991                13337.00    13929.00    13551.00
Sep 1991                14195.00    14725.00    14325.00
Dec 1991                15034.00    15515.00    15043.00
Mar 1992                14547.00    15243.00    14774.00
Jun 1992                15261.00    15843.00    15317.00
Sep 1992                16170.00    16625.00    15917.00
Dec 1992                16152.00    16632.00    15961.00
Mar 1993                16695.00    17383.00    16526.00
Jun 1993                17186.00    17887.00    16943.00
Sep 1993                17370.00    18467.00    17342.00
Dec 1993                17652.00    18405.00    17289.00
Mar 1994                17171.00    17850.00    16749.00
Jun 1994                16985.00    17646.00    16423.00
Sep 1994                17038.00    17720.00    16446.00
Dec 1994                17062.00    17784.00    16469.00
Mar 1995                17964.00    18621.00    17213.00
Jun 1995                18958.00    19776.00    18167.00
Sep 1995                19259.00    20125.00    18485.00
Dec 1995                20048.00    21044.00    19259.00
Mar 1996                19700.00    20568.00    18801.00
Jun 1996                19731.00    20665.00    18818.00
Sep 1996                20077.00    21014.00    19121.00
Dec 1996                20687.00    21628.00    19675.00
Mar 1997                20519.00    21452.00    19525.00
Jun 1997                21294.00    22196.00    20215.00
Sep 1997                21997.00    22940.00    20870.00
Dec 1997                22639.00    23701.00    21468.00
Mar 1998                22993.00    24059.00    21650.00
Jun 1998                23437.00    24693.00    22228.00
Sep 1998                24269.00    26058.00    23210.00
Dec 1998                24315.00    26036.00    23153.00

Average Annual Total
Return 12/31/98          1 Year     5 Years      10 Years
VE/C Gov't Securities
Fund (w/o sales
charge)(1)                 7.4%        6.6%       8.8%
VE/C Gov't Securities
Fund (w/ sales
charge)(1),(2)             2.3%        5.6%       8.3%
Lehman Brothers Gov't
Bond Index                 9.9%        7.2%       9.2%
Lipper General U.S.
Gov't Fund Index           7.9%        6.0%       7.9%

                VAN ECK/CHUBB GOVERNMENT SECURITIES FUND CLASS B

                             Performance Comparison

                                                      VAN ECK/CHUBB           LEHMAN BROTHERS GOV'T     LIPPER GENERAL U.S. GOV'T
                                                  GOVERNMENT SECURITIES            BOND INDEX                  FUND INDEX
                                                FUND - CLASS B (W/ SALES      ---------------------     -------------------------
                                                         CHARGE)
                                                ------------------------
5/1/98                                                  10000.00                           10000.00             10000.00
5/98                                                    10094.00                           10103.00             10142.00
6/98                                                    10154.00                           10218.00             10228.00
7/98                                                    10152.00                           10233.00             10243.00
8/98                                                    10296.00                           10500.00             10444.00
9/98                                                    10497.00                           10783.00             10680.00
10/98                                                   10613.00                           10746.00             10601.00
11/98                                                   10577.00                           10750.00             10624.00
12/98                                                   10062.00                           10774.00             10654.00

Average Annual Total Return 12/31/98                                              Since Inception(1)
VE/C Global Income Fund (w/o sales charge)                                                    5.6%
VE/C Global Income Fund (w/ sales charge)(3)                                                  0.6%
Lehman Brothers Gov't Bond Index                                                              5.7%
Lipper General U.S. Gov't Fund Index                                                          6.5%

These graphs compare an initial $10,000 investment in the Van Eck/Chubb Government Securities Fund (Classes A and B) made at inception with a similar investment in the Lehman Brothers Government Bond Index and the Lipper General U.S. Government Fund Index.

(1) INCEPTION DATE FOR THE VAN ECK/CHUBB GOVERNMENT SECURITIES FUND IS 12/1/87 (CLASS A) AND 4/29/98 (CLASS B). Index returns are calculated as of nearest month end.

(2) The maximum sales charge is 4.75%.

(3) Applicable contingent deferred sales charge taken into account.

Returns for the Van Eck/Chubb Government Securities Fund (Classes A and B) reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been partially reimbursed by the Adviser at certain times since the Fund's inception.

The Lehman Brothers Government Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

The Van Eck/Chubb Growth and Income Fund primarily seeks long-term capital appreciation by investing in stocks of leading large- and medium-capitalization U.S. companies. The Fund's manager looks for value by investing in established companies that are selling at a discount to the market in terms of several measures, including price-earnings ratios, and that have solid future prospects (primarily defined as future growth potential above the S&P 500 Index). This strategy helps keep the Fund's volatility below that of the U.S. stock market in general. As a secondary objective, the Fund also seeks a reasonable level of current income through stock dividends.

Nineteen ninety-eight proved to be a difficult year for the Van Eck/Chubb Growth and Income Fund. For the twelve months ended December 31, 1998, your Fund had a negative total return of 0.2%. Although your Fund had posted a solid 11.7% gain through midyear, its third-quarter loss of 24.8% dampened performance. Fourth-quarter performance improved dramatically with the Fund rising 18.7%, but not quite enough to hoist the Fund out of net negative territory for the year. In comparison, the Fund's peer group of mutual funds returned 13.6% as measured by the Lipper Growth & Income Fund Index.

U.S. EQUITY MARKET OVERVIEW

The dramatic swing in the Fund's quarter-by-quarter results last year were a reflection of the extreme volatility in equity markets in 1998. As mentioned in the President's letter, the U.S. stock market, as measured by the S&P 500 Index, returned 28.6% for the year, even after plunging nearly 20% in the third quarter. As the summer came to a close, several critical events converged and precipitated the third-quarter selloff, including earnings disappointments in some of America's highest-profile corporations (e.g., Coca-Cola, Procter & Gamble, Intel and IBM), new global financial problems ignited by Russia, hedge fund disasters in the bond markets, and Clinton's weakened leadership. Investors reacted to these confidence-shaking events by flocking to the most liquid and most expensive large-capitalization stocks, and favoring the technology, pharmaceutical and telecommunications industries. The treacherous third quarter was thought by many to be the long overdue correction to what has become a very over-priced market. But what ensued was a further narrowing of the nearly decade-long bull market. A closer look at the components of the S&P 500 Index reveals that the 25 largest companies were responsible for 66% of the Index's return in 1998 (approximately 19 percentage points). Microsoft, now America's largest company, was up 115% for the year and it alone accounted for almost one-tenth of the Index's 28.6% performance (2.4 percentage points). By all historical standards, performance was extremely narrow last year and most active investment managers underperformed.

FUND REVIEW

Your Fund was influenced by three factors last year: 1) capitalization, 2) sector allocation and 3) investment style. First, the Fund had little exposure to the expensive, large-capitalization stocks that would have buffered performance and which helped both the DJIA and the S&P 500 Index soar to new heights. Clearly, we had underestimated the momentum of investor preference, regardless of valuations, for mega-capitalization companies, in particular high-growth technology and global consumer companies. This trend is being supported by the $1 trillion now invested in 401(k) retirement plans. Equities have gained the lion's share of these investments, particularly large-capitalization stocks and indexed mutual funds. Furthermore, direct on-line trading now accounts for one in every four retail trades,

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

and is also lending support to America's best-known names. A second factor that impacted your Fund was its over-exposure to the financial services and economically cyclical stocks, both of which bore the brunt of the market's punishment. Financials had been 1997's top performers and we were confident that their strength would continue last year. However, investment and brokerage firms (including your Fund's holdings in Merrill Lynch, Citigroup, Chase Manhattan and PaineWebber) were particularly hurt by losses brought on by exposure to Russia and to hedge funds. Also, the Fund's positions in economically sensitive cyclical companies, including those in basic goods and manufacturing, were hurt by the global downturn. Finally, value investing as an investment style was particularly out of favor last year; there was little reward to investing in the companies we seek as a value manager--the marketplace continued to disregard solid, healthy companies selling at a discount.

OUTLOOK

In response to last year's disappointing performance, we have taken dramatic steps to augment the character of your Fund and to address the three areas that impeded performance. It is our belief that the trend supporting mega-capitalization stocks is not going to end anytime soon, and we have made the decision to participate in it more actively. Beginning in December, we initiated a dramatic repositioning of the portfolio by broadening the screening parameters we use for individual stock selection. Our goal was to move as much as 50% of the Fund's portfolio by the end of this month into those larger-capitalization stocks that have been propelling the stock market. We are doing this carefully and swiftly by culling the S&P 500's top 25 names for those companies that look the most reasonably priced to us. Thus far we have added Wal-Mart Stores, Bristol-Myers Squibb, Merck & Co., Lucent Technologies, Microsoft, Cisco Systems and Intel. These seven companies represent highly liquid positions that are easier to trade during times of crisis, unlike the traditional lesser-known names typically held in the Fund's portfolio. In addition, in the second half of 1998, we added two household names in the telecommunications industry, AT&T and Bell Atlantic. (Keep in mind that not all of these new names appear in your Fund's list of portfolio holdings at December 31, 1998.) At the same time, we lightened the Fund's positions in IMC Global, United Technologies, Northrop Grumman, Black & Decker and PMI Group. All of these companies underperformed last year, hurt by the fallout from Asia.

When our new positioning is complete, we expect to own 20 to 25 companies that reflect the brand name large-cap bias of the market and an additional 20 to 25 names that represent our traditional approach--investing in undervalued companies that have yet to be recognized by the market. We remain committed to our core holdings in undervalued companies despite their lackluster performance in 1998. Many, such as the packaging company Owens-Illinois and the manufacturing company Ingersoll-Rand, continue to have healthy positive earnings and solid businesses, but were avoided by investors last year because of their linkage to Asia.

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

We are confident that our revised strategy will help improve performance in the months ahead. We appreciate your investment in the Van Eck/Chubb Growth and Income Fund, and we look forward to continuing to meet your investment objectives.

[PHOTO]

Robert Witkoff Signature
Robert Witkoff
Senior Vice President
Chubb Asset Managers, Inc.

January 25, 1999
---------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/98
---------------------------------------------------------

                                 AFTER
                                MAXIMUM   BEFORE
        AVERAGE ANNUAL           SALES     SALES
         TOTAL RETURN           CHARGE*   CHARGE
-------------------------------------------------
A shares--Life (since 12/1/87)  14.3 %     14.9 %
-------------------------------------------------
10 years                        14.9 %     15.4 %
-------------------------------------------------
5 years                         13.7 %     14.8 %
-------------------------------------------------
1 year                          (4.9)%     (0.2)%
-------------------------------------------------
B shares--Life (since
  4/29/98)**                   (16.9)%    (12.5)%
-------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

 * A shares: maximum sales charge = 4.75%
   B shares: maximum contingent deferred sales charge = 5.0%
** Not annualized.

% OF PORTFOLIO(1)
Common Stocks:                                 90.4%
Other Net Assets:                               9.6%

TOP TEN EQUITIES                                % OF
                                             PORTFOLIO(1)
Banc One Corporation                            6.0%
Healthsouth Corporation                         3.9%
Baxter International Inc.                       3.8%
Electronic Data Systems Corporation             3.7%
United Technologies Corporation                 3.5%
Hasbro, Inc.                                    3.4%
Lafarge Corporation                             3.4%
Bell Atlantic Corporation                       3.3%
Ingersoll-Rand Company                          3.1%
Burlington Northern Santa Fe Corp.              3.1%

TOP TEN INDUSTRIES                              % OF
                                             PORTFOLIO(1)
Banking                                         13.6%
Medical-Healthcare Services                     12.0%
Electronics                                      7.5%
Manufacturing                                    6.6%
Financial Services                               6.2%
Building Materials & Tools                       5.9%
Transportation & Shipping                        5.8%
Telecommunications                               5.6%
Autos, Trucks & Parts                            4.5%
Toys                                             3.4%


(1) As a percentage of total net assets at December 31, 1998.

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
--------------------------------------------------------------------------------

                  VAN ECK/CHUBB GROWTH AND INCOME FUND CLASS A

                             Performance Comparison

                          VAN
                       ECK/CHUBB
                        GROWTH
                          AND
                        INCOME                 LIPPER
                        FUND -                 GROWTH
                        CLASS A                  &
                          (W/                  INCOME
                         SALES     S&P 500      FUND
                        CHARGE)     INDEX      INDEX
Dec-1-87                  9524      10000      10000
Dec 1987                 10096      10761      10661
Mar 1988                 10248      11372      11489
Jun 1988                 11011      12129      12246
Sep 1988                 10277      12170      12348
Dec 1988                 10549      12542      12618
Mar 1989                 11253      13430      13478
Jun 1989                 12062      14614      14462
Sep 1989                 13518      16177      15665
Dec 1989                 13924      16509      15613
Mar 1990                 14078      16013      15211
Jun 1990                 14786      17020      15782
Sep 1990                 13071      14683      13660
Dec 1990                 13501      15998      14677
Mar 1991                 14901      18319      16771
Jun 1991                 15671      18276      16712
Sep 1991                 16474      19252      17697
Dec 1991                 18031      20863      18751
Mar 1992                 18302      20337      18731
Jun 1992                 17857      20723      18953
Sep 1992                 17992      21376      19489
Dec 1992                 19236      22450      20556
Mar 1993                 20164      23431      21773
Jun 1993                 20329      23544      22053
Sep 1993                 21231      24151      23033
Dec 1993                 22178      24710      23562
Mar 1994                 21533      23775      22799
Jun 1994                 21289      23874      22918
Sep 1994                 22034      25040      23865
Dec 1994                 21224      25036      23464
Mar 1995                 22984      27471      25305
Jun 1995                 25912      30091      27382
Sep 1995                 28152      32480      29422
Dec 1995                 28734      34435      30771
Mar 1996                 29523      36283      32538
Jun 1996                 30915      37910      33375
Sep 1996                 31549      39082      34451
Dec 1996                 35200      42338      37133
Mar 1997                 35555      43475      37757
Jun 1997                 41577      51060      43054
Sep 1997                 46364      54883      46658
Dec 1997                 44300      56459      47113
Mar 1998                 50162      64331      52524
Jun 1998                 49495      66454      52585
Sep 1998                 37247      59854      46028
Dec 1998                 44217      72592      53510

Average Annual Total Return 12/31/98                    1 Year      5 Years     10 Years
VE/C Growth and Income Fund (w/o sales charge)(1)        -0.2%        14.8%       15.4%
VE/C Growth and Income Fund (w/ sales Charge)(1)(2)      -4.9%        13.7%       14.9%
S&P 500 Index                                            28.6%        24.1%       19.2%
Lipper Growth & Income Fund Index                        13.6%        17.8%       15.5%



                  VAN ECK/CHUBB GROWTH AND INCOME FUND CLASS B

                             Performance Comparison

                                                  VAN ECK/CHUBB GROWTH            S&P 500 INDEX
                                                 AND INCOME FUND - CLASS          -------------          LIPPER GROWTH & INCOME
                                                   B (W/ SALES CHARGE)                                         FUND INDEX
                                                 -----------------------                                 ----------------------
5/1/98                                                  10000.00                           10000.00             10000.00
5/98                                                     9790.00                            9824.00              9840.00
6/98                                                     9591.00                           10224.00              9958.00
7/98                                                     9269.00                           10118.00              9714.00
8/98                                                     7344.00                            8656.00              8342.00
9/98                                                     7211.00                            9209.00              8716.00
10/98                                                    7994.00                            9957.00              9350.00
11/98                                                    8424.00                           10560.00              9800.00
12/98                                                    8312.00                           11169.00             10133.00

Average Annual Total Return 12/31/98                                              Since Inception(1)
VE/C Tax-Exempt Fund (w/o sales charge)                                                      -12.5%
VE/C Tax-Exempt Fund (w/ sales charge)(3)                                                    -16.9%
S&P 500 Index                                                                                11.70%
Lipper Growth & Income Fund Index                                                             1.30%

These graphs compare an initial $10,000 investment in the Van Eck/Chubb Growth and Income Fund (Classes A and B) made at inception with a similar investment in the S&P 500 Index and the Lipper Growth & Income Fund Index.

(1) INCEPTION DATE FOR THE VAN ECK/CHUBB GROWTH AND INCOME FUND IS 12/1/87 (CLASS A) AND 4/29/98 (CLASS B). Index returns are calculated as of nearest month end.

(2) The maximum sales charge is 4.75%.

(3) Applicable contingent deferred sales charge taken into account.

Returns for the Van Eck/Chubb Growth and Income Fund (Classes A and B) reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been partially reimbursed by the Adviser at certain times since the Fund's inception.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                         VAN ECK/CHUBB TAX-EXEMPT FUND
--------------------------------------------------------------------------------

The Van Eck/Chubb Tax-Exempt Fund seeks a high level of current income that is exempt from federal income taxes, consistent with the preservation of capital. The Fund's managers perform rigorous credit analysis in selecting tax-exempt bonds from across the U.S. The Fund emphasizes investment-grade securities, including general obligation and revenue-backed bonds.

We are pleased to report that the Van Eck/Chubb Tax-Exempt Fund posted positive results for the year, gaining 6.0%. This performance reflects both the reinvestment of monthly dividends and share price appreciation. The Fund outperformed its peer group of mutual funds as measured by Lipper General Municipal Debt Fund Index, which gained 5.6%; for the same period, the benchmark Lehman Brothers Municipal Bond Index rose 6.5%.

U.S. MUNICIPAL MARKET OVERVIEW

As in 1997, last year was a good one for most fixed income markets; all categories posted positive results, except for emerging market debt and high-yielding U.S. corporate bonds (so called "junk bonds"). The greatest beneficiaries in 1998 were investors who purchased U.S. Treasury bonds. As mentioned in the President's letter, the flight to quality that ensued in the third quarter, following Russia's debt default and the breakdown of several hedge funds, ignited a rally in long-term U.S. Treasury bonds that pushed yields below the 5% threshold in October. Investors jettisoned riskier bonds and purchased Treasuries as a refuge amid the growing global financial uncertainties. To counteract financial panic, the Federal Reserve initiated three successive short-term interest rate cuts and confidence was restored. During the fourth quarter, investors once again began to venture beyond the traditional safe havens. Corporations took advantage of the year-end recovery and the historically low interest rates by issuing a record volume of debt in December, either through new issues or the refinancing of older high-yielding debt.

While the decline in yields on long-term Treasuries was quite spectacular last year--a total of 83 basis points as the bellwether 30-year bond fell from 5.92% to 5.09%--the drop in yields on municipal securities was less dramatic. The yield of the Bond Buyer 20-Bond General Obligation Index, the benchmark we use to monitor municipal yields, fell just 15 basis points over the entire year, from 5.15% in January to 5.00% by year end. For much of the year, municipals were trading at very high ratios to Treasuries, in excess of 100% briefly in early October and closer to 95% for the bulk of the year. In the past, municipal yields have only matched Treasury yields when confronted with tax reform concerns, such as the flat-tax proposals of 1996 and the Tax Reform Act of 1986. By contrast, there were no such tax issues overhanging the municipal market last year.

There were several reasons why demand for municipals was rather tepid and yield ratios remained high in 1998, despite the fact that municipals continue to offer decent returns and less volatility than other fixed income securities. First, new supply totaled $284 billion in 1998. This represented the second highest level of municipal issuance in history, second only to the 1993 record of $292 billion. At the same time, the global financial turmoil of the third quarter favored Treasuries at a time when Treasury supply had declined as a result of the federal budget surplus. During times of international crisis, municipals don't command the attention of foreign buyers, as they provide tax-exemption for U.S. investors only. Finally, U.S. retail investors, suffering from sticker shock, have historically tended to shy away from

                         VAN ECK/CHUBB TAX-EXEMPT FUND
--------------------------------------------------------------------------------

municipals when long-term yields fall close to 5%, even though on an after-tax basis these yields are still attractive.

Despite softer demand, municipal credit rating trends were quite favorable during 1998. Most state and local governments have built large surpluses, having done an excellent job of putting their fiscal houses in order; many used very conservative budgetary assumptions and, therefore, greatly underestimated revenues. The overall economic strength of the country and the tremendous revenues that have come from capital gains tax receipts have helped. Credit quality improved across the board in 1998, with Standard & Poor's having upgraded five municipal credits for every one that it downgraded; in dollar terms, this equated to $92.2 billion in upgrades versus $6.8 billion in downgrades.

FUND REVIEW

The barbell maturity strategy that we employed in late 1997 benefited your Fund in 1998. The Fund's income stream was enhanced through its holdings in higher-yielding bonds of shorter maturity and, at the same time, total return was boosted by its positions in high-grade bonds of longer maturity. This strategy was particularly helpful during the choppy fourth quarter. Credit quality remained extremely high; at year end, 68.5% of the Fund was rated in the two highest categories, triple- and double-A rated paper. With credit-quality yield spreads so narrow, we saw no benefit in lowering the Fund's quality in order to increase its yield, and throughout the year, we remained committed to investing primarily in top-rated bonds.

Geographically, as we stated at midyear, we continued to favor New York, Washington and Indiana. At year end, your Fund was 14.9%, 13.2% and 12.2% invested in these states, respectively. New York City was upgraded in 1998 (as was New York State in 1997) and both the city and state continue to issue a healthy supply of bonds. Washington's economy was among the top ten performing state economies in the nation last year. Indiana has one of the largest surpluses in the nation; it enjoys a low tax burden and has created a favorable environment for new businesses. In terms of sectors, we continued to emphasize the transportation sector. Owing to long-delayed infrastructure needs, new bond issues for airports and toll roads continued to be plentiful and offered attractive investment opportunities. In addition, our positions in electric utilities should continue to perform well as supply becomes limited with little need for new power plant construction.

OUTLOOK

During 1999, we may well see renewed interest in municipal bonds. Municipal yields remain attractive relative to taxable Treasury yields. As investors increasingly adapt to a disinflationary environment, demand for municipals may increase despite relatively low nominal yields. Municipals remain one of the few tax havens left for high income earners. A current tax-free municipal yield of 5.00% translates into an 8.28% yield for taxpayers in the maximum 39.6% federal income tax bracket. Economic fundamentals point to a continuation of moderate economic growth with low inflation; this, coupled with improving credit trends and attractive after-tax returns, bodes well for the municipal market. Finally, in the past, Congress has threatened to chip away at the tax-exempt status of municipal bonds in order to generate revenues; the current federal surplus has helped relieve any such pressure.

                         VAN ECK/CHUBB TAX-EXEMPT FUND
--------------------------------------------------------------------------------

We thank you for your investment in the Van Eck/ Chubb Tax-Exempt Fund and look forward to helping you meet your investment goals in the months ahead.


[PHOTO]                   [PHOTO]

Frederick W. Gaertner     Thomas J. Swartz, III
  Signature               Signature
Frederick W. Gaertner     Thomas J. Swartz, III
Senior Vice President     Vice President
Chubb Asset Managers, Inc. Chubb Asset Managers, Inc.

January 25, 1999

---------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/98
---------------------------------------------------------

                                   AFTER
                                  MAXIMUM   BEFORE
         AVERAGE ANNUAL            SALES    SALES
          TOTAL RETURN            CHARGE*   CHARGE
--------------------------------------------------
A shares--Life (since 12/1/87)     7.8 %     8.2%
--------------------------------------------------
10 years                           7.1 %     7.6%
--------------------------------------------------
5 years                            4.5 %     5.5%
--------------------------------------------------
1 year                             0.9 %     6.0%
--------------------------------------------------
B shares--Life (since 4/29/98)**  (0.1)%     5.1%
--------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

 * A shares: maximum sales charge = 4.75%
   B shares: maximum contingent deferred sales charge = 5.0%
** Not annualized.


             % OF PORTFOLIO(1)

Muncipal Bonds:                     97.3%
Other Net Assets:                    2.7%

            PORTFOLIO QUALITY
                                    % OF
RATING(2)                        PORTFOLIO(1)
Aaa                                 48.5%
Aa                                  20.0%
A                                   16.5%
Baa                                  8.7%
Ba                                   2.7%
Not Rated                            3.6%

                                    % OF
TOP TEN STATES                   PORTFOLIO(1)
New York                            14.9%
Washington                          13.2%
Indiana                             12.2%
New Jersey                           7.9%
Texas                                6.1%
Tennesse                             5.9%
Massachusetts                        5.6%
Illinois                             5.6%
Florida                              4.8%
Utah                                 4.1%

DOLLAR WEIGHTED AVERAGE MATURITY
14.8 Years

PORTFOLIO DURATION
6.8 Years

30-DAY SEC YIELD
3.51%(3)

(1) As a percentage of total net assets at December 31, 1998.

(2) Predominately Moody's Investors Service ratings.

(3) A Shares only.

                         VAN ECK/CHUBB TAX-EXEMPT FUND
--------------------------------------------------------------------------------

                         VAN ECK/CHUBB TAX-EXEMPT FUND
                                    CLASS A

                             Performance Comparison

                                                    VAN ECK/CHUBB TAX
                                                  EXEMPT FUND - CLASS A          LEHMAN BROTHERS        LIPPER GENERAL MUNICIPAL
                                                    (W/ SALES CHARGE)         MUNICIPAL BOND INDEX           DEBT FUND INDEX
                                                  ---------------------       --------------------      ------------------------
Dec-1-87*                                                 9524.00                    10000.00                     10000.00
Dec 1987                                                  9664.00                    10145.00                     10194.00
Mar 1988                                                  9918.00                    10494.00                     10505.00
Jun 1988                                                 10245.00                    10697.00                     10769.00
Sep 1988                                                 10641.00                    10972.00                     11087.00
Dec 1988                                                 11011.00                    11176.00                     11383.00
Mar 1989                                                 11019.00                    11250.00                     11449.00
Jun 1989                                                 11931.00                    11916.00                     12137.00
Sep 1989                                                 11787.00                    11924.00                     12081.00
Dec 1989                                                 12286.00                    12382.00                     12517.00
Mar 1990                                                 12120.00                    12437.00                     12491.00
Jun 1990                                                 12451.00                    12728.00                     12775.00
Sep 1990                                                 12293.00                    12735.00                     12716.00
Dec 1990                                                 12913.00                    13284.00                     13268.00
Mar 1991                                                 13173.00                    13585.00                     13541.00
Jun 1991                                                 13374.00                    13875.00                     13818.00
Sep 1991                                                 13891.00                    14414.00                     14365.00
Dec 1991                                                 14296.00                    14897.00                     14866.00
Mar 1992                                                 14385.00                    14942.00                     14885.00
Jun 1992                                                 14950.00                    15508.00                     15520.00
Sep 1992                                                 15328.00                    15920.00                     15872.00
Dec 1992                                                 15609.00                    16210.00                     16189.00
Mar 1993                                                 16285.00                    16811.00                     16840.00
Jun 1993                                                 16764.00                    17361.00                     17409.00
Sep 1993                                                 17356.00                    17948.00                     17996.00
Dec 1993                                                 17548.00                    18200.00                     18201.00
Mar 1994                                                 16689.00                    17201.00                     17201.00
Jun 1994                                                 16734.00                    17391.00                     17300.00
Sep 1994                                                 16770.00                    17510.00                     17381.00
Dec 1994                                                 16501.00                    17259.00                     17103.00
Mar 1995                                                 17602.00                    18479.00                     18316.00
Jun 1995                                                 17996.00                    18925.00                     18689.00
Sep 1995                                                 18317.00                    19470.00                     19145.00
Dec 1995                                                 19120.00                    20273.00                     20064.00
Mar 1996                                                 18920.00                    20028.00                     19707.00
Jun 1996                                                 19001.00                    20182.00                     19819.00
Sep 1996                                                 19424.00                    20646.00                     20283.00
Dec 1996                                                 19886.00                    21172.00                     20781.00
Mar 1997                                                 19904.00                    21122.00                     20702.00
Jun 1997                                                 20476.00                    21849.00                     21431.00
Sep 1997                                                 21016.00                    22508.00                     22097.00
Dec 1997                                                 21623.00                    23119.00                     22733.00
Mar 1998                                                 21888.00                    23385.00                     22823.00
Jun 1998                                                 22177.00                    23741.00                     23290.00
Sep 1998                                                 22767.00                    24469.00                     23980.00
Dec 1998                                                 22921.00                    24616.00                     24015.00

Average Annual Total Return 12/31/98                       1 Year                     5 Years                      10 Years
VE/C Tax-Exempt Fund (w/o sales charge)(1)                  6.0%                       5.5%                         7.6%
VE/C Tax-Exempt Fund (w/ sales charge)(1),(2)               0.9%                       4.5%                         7.1%
Lehman Brothers Municipal Bond Index                        6.5%                       6.2%                         8.2%
Lipper General Municipal Debt Fund Index                    5.6%                       5.7%                         7.8%

                         VAN ECK/CHUBB TAX-EXEMPT FUND
                                    CLASS B

                             Performance Comparison

                                                   VAN ECK/CHUBB TAX-
                                                EXEMPT FUND -CLASS B (W/         LEHMAN BROTHERS        LIPPER GENERAL MUNICIPAL
                                                      SALES CHARGE)           MUNICIPAL BOND INDEX           DEBT FUND INDEX
                                                ------------------------      --------------------      ------------------------
5/1/98                                                  10000.00                           10000.00             10000.00
5/98                                                    10105.00                           10158.00             10233.00
6/98                                                    10144.00                           10198.00             10270.00
7/98                                                    10177.00                           10224.00             10290.00
8/98                                                    10282.00                           10382.00             10451.00
9/98                                                    10402.00                           10511.00             10575.00
10/98                                                   10418.00                           10511.00             10536.00
11/98                                                   10433.00                           10548.00             10572.00
12/98                                                   10010.00                           10574.00             10590.00

Average Annual Total Return 12/31/98                                              Since Inception(1)
VE/C Tax-Exempt Fund (w/o sales charge)                                                       5.1%
VE/C Tax-Exempt Fund (w/ sales charge)(3)                                                     0.1%
Lehman Brothers Municipal Bond Index                                                          5.7%
Lipper General Municipal Debt Fund Index                                                      5.9%

These graphs compare an initial $10,000 investment in the Van Eck/Chubb Tax-Exempt Fund (Classes A and B) made at inception with a similar investment in the Lehman Brothers Municipal Bond Index and the Lipper General Municipal Debt Fund Index.

(1) INCEPTION DATE FOR THE VAN ECK/CHUBB TAX-EXEMPT FUND IS 12/1/87 (CLASS A) AND 4/29/98 (CLASS B). Index returns are calculated as of nearest month end.

(2) The maximum sales charge is 4.75%.

(3) Applicable contingent deferred sales charge taken into account.

Returns for the Van Eck/Chubb Tax-Exempt Fund (Classes A and B) reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been partially reimbursed by the Adviser at certain times since the Fund's inception.

The Lehman Brothers Municipal Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                        VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

The Van Eck/Chubb Total Return Fund seeks to provide both income and capital appreciation by investing in a strategic combination of high-quality bonds and the common stocks of both large- and medium-capitalization companies, selected with a value approach. The Fund's managers monitor and adjust the asset mix based on analysis of the financial markets. In ordinary markets, about 60% to 70% of the Fund's assets will be invested in common stocks.

The Van Eck/Chubb Total Return Fund had a somewhat disappointing twelve months, gaining 2.7%; this return reflects the reinvestment of quarterly dividends and share price appreciation. Although your Fund had returned 7.8% for the six months ending June 30, 1998, the third quarter, as discussed below, proved difficult and the Fund declined 14.1%. Positive fourth-quarter results of 11.0% helped the Fund end the year on an upbeat note. In comparison, the Fund's peer group of mutual funds rose 15.1% in 1998 as measured by the Lipper Balanced Fund Index.

U.S. EQUITY AND FIXED
INCOME MARKETS OVERVIEW

The President's letter discusses the problems of the third quarter, most notably Russia's inability to pay its debts and the subsequent devaluation of its currency. Coupled with Japanese banking system problems and President Clinton's impaled leadership, Russia's problems ignited a global financial crisis that rippled through the world's economies and caused stock and bond prices to plunge both in the developing world and in the emerging markets. U.S. investors responded by flocking to the most liquid and expensive large-capitalization stocks, redirecting and concentrating their equity investments in an extremely narrow list of companies. Concurrently, both U.S. and foreign bond investors favored safe-haven U.S. Treasury securities. The third-quarter crisis was exacerbated by over-leveraged hedge funds, many of which were forced to deleverage and sell securities at distressed prices to meet margin calls. Although Long-Term Capital Management drew the most media attention, there were many speculative hedge funds that contributed to the panic; this led to a congressional hearing and calls for increased regulation. The Federal Reserve helped quell the panic-driven global credit crunch by assisting in the LTCM bailout and aggressively cutting interest rates, thus paving the way for coordinated rate cuts by central banks around the world. In the fourth quarter, both the U.S. stock and bond markets rebounded strongly, reflecting our country's continued strong economic growth and the absence of inflationary pressures.

FUND REVIEW

Despite the robust returns of the benchmark indices in 1998, the good news was only experienced by narrow segments of the financial markets. Among stocks, it was the largest American companies in the technology, telecommunications and pharmaceutical industries that propelled stock market returns. Among bonds, it was predominately high-quality Treasury securities. While the Fund's high-quality fixed income investments helped buoy performance, its equity investments proved to be less rewarding.

Last year, the market was particularly hard on the companies that meet our traditional value criteria -- solid, healthy companies selling at a discount to their inherent value and which, because of their promising underlying fundamentals, have the potential to appreciate greatly with time. As reflected by the narrowness of markets, the confidence-shaking events of last year gave investors no tolerance for investments that did not promise an immediate pay off. Demand for safety,

                        VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

liquidity, brand name glamour and short-term performance overrode the common sense of investing in undervalued companies that promised longer-term positive results.

OUTLOOK

We began 1998 with approximately 64% of the Fund's net assets invested in common stocks, 26% in U.S. Government obligations and 9% in high-grade corporate bonds. Reflecting the third-quarter selloff, the Fund's stock allocation had declined to 56% at year end, while 25% was invested in U.S. Government bonds and 15% in high-grade corporate bonds.

Although we remain committed to our core equity value strategy, we have begun to augment the Fund's list of common stock holdings by adding several large-capitalization companies. By broadening the screening parameters of our individual stock selection process, we added such well-known companies as Wal-Mart Stores, Bristol-Myers Squibb, Merck & Co., Lucent Technologies, Microsoft, Cisco Systems and Intel. Culled from the largest holdings in the S&P 500 Index, these companies represent reasonable value relative to their large-capitalization brethren (i.e., on average, they are selling at 30 times earnings rather than 50 times, as are some Index high flyers). While we have not abandoned our value orientation, it is our hope that the addition of these names will help your Fund benefit from the large-cap bias that has propelled stock market returns in the past few years. (Keep in mind that many of these new names do not appear in your Fund's list of portfolio holdings at December 31, 1998.)

Even though we've expanded our criteria, we remain dedicated to some of the Fund's core holdings in undervalued companies despite their lackluster performance in 1998. Many of the Fund's positions, such as the packaging company Owens-Illinois and the manufacturing company Ingersoll-Rand, continue to have healthy positive earnings and solid businesses, but were avoided by investors because of their linkage to Asia. As confidence is restored and market performance broadens, the solid companies we tend to prefer are likely to outperform the overall market.

The Fund's fixed income investments will continue to be concentrated in high-quality government and corporate bonds, those securities that offer superior credit quality and attractive yields. Although we do not expect bond markets to appreciate as much as they did in 1998 given that yields have less room to fall, these securities should continue to help your Fund meet its goal of providing consistent, long-term performance with less volatility than a fund that is invested only in common stocks.

In closing, we thank you for your investment in the Van Eck/Chubb Total Return Fund. We look forward to helping you meet your investment objectives in the future.

[PHOTO]                    [PHOTO]

Robert O'Reilly Signature     Robert Witkoff Signature
Michael O'Reilly              Robert Witkoff
President                     Senior Vice President
Van Eck/Chubb Funds           Chubb Asset Managers, Inc.
President and
Chief Operating Officer
Chubb Asset Managers, Inc.

January 25, 1999

                        VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

---------------------------------------------------------
PERFORMANCE RECORD AS OF 12/31/98
---------------------------------------------------------

                                 AFTER
                                MAXIMUM   BEFORE
        AVERAGE ANNUAL           SALES     SALES
         TOTAL RETURN           CHARGE*   CHARGE
-------------------------------------------------
A shares--Life (since 12/1/87)  13.0 %     13.5 %
-------------------------------------------------
10 years                        13.3 %     13.9 %
-------------------------------------------------
5 years                         12.1 %     13.2 %
-------------------------------------------------
1 year                          (2.2)%      2.7 %
-------------------------------------------------
B shares--Life (since
  4/29/98)**                   (10.7)%     (6.0)%
-------------------------------------------------

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Adviser is currently waiving certain expenses of the Fund. Had the Fund incurred all expenses, investment returns would have been reduced.

 * A shares: maximum sales charge = 4.75%
   B shares: maximum contingent deferred sales charge = 5.0%
** Not annualized.

                                      % OF PORTFOLIO(1)
U.S. Government Obligations:             24.9%
Corporate Bonds:                         15.0%
Other Net Assets:                         3.9%
Common Stocks:                           56.2%

                                          % OF
TOP TEN EQUITIES                        PORTFOLIO(1)
Banc One Corporation                       4.7%
Progressive Corporation                    3.2%
Lafarge Corporation                        3.1%
United Technologies Corp.                  3.0%
Hasbro, Inc.                               3.0%
AlliedSignal Inc.                          2.8%
Borg-Warner Automotive, Inc.               2.5%
FDX Corp.                                  2.5%
Tenet Healthcare Corporation               2.5%
Burlington Northern Sante Fe Corp.         2.3%

                                          % OF
TOP TEN INDUSTRIES                      PORTFOLIO(2)
Banking                                    7.4%
Transportation & Shipping                  6.5%
Autos, Trucks & Parts                      5.9%
manufacturing                              5.8%
Pharmaceuticals                            3.9%
Insurance                                  3.2%
Electronics                                3.1%
Building Materials & Tools                 3.1%
Toys                                       3.0%
Financial Services                         2.5%

(1) As a percentage of total net assets at December 31,1998.

                        VAN ECK/CHUBB TOTAL RETURN FUND
--------------------------------------------------------------------------------

                        VAN ECK/CHUBB TOTAL RETURN FUND
                                    CLASS A

                             Performance Comparison

                          VAN
                       ECK/CHUBB
                         TOTAL
                        RETURN
                        FUND -
                        CLASS A                LIPPER
                          (W/                 BALANCED
                         SALES     S&P 500      FUND
                        CHARGE)     INDEX       INDEX
Dec-1-87                 9524.00   10000.00    10000.00
Dec 1987                 9762.00   10761.00    10567.00
Mar 1988                10018.00   11372.00    11021.00
Jun 1988                10637.00   12129.00    11459.00
Sep 1988                10382.00   12170.00    11523.00
Dec 1988                10576.00   12542.00    11748.00
Mar 1989                10981.00   13430.00    12223.00
Jun 1989                11772.00   14614.00    13088.00
Sep 1989                12834.00   16177.00    13861.00
Dec 1989                13266.00   16509.00    14062.00
Mar 1990                13275.00   16013.00    13733.00
Jun 1990                13908.00   17020.00    14367.00
Sep 1990                12735.00   14683.00    13205.00
Dec 1990                13216.00   15998.00    14154.00
Mar 1991                14387.00   18319.00    15628.00
Jun 1991                14932.00   18276.00    15670.00
Sep 1991                15654.00   19252.00    16661.00
Dec 1991                17083.00   20863.00    17810.00
Mar 1992                17038.00   20337.00    17600.00
Jun 1992                17039.00   20723.00    17882.00
Sep 1992                17413.00   21376.00    18445.00
Dec 1992                18292.00   22450.00    19138.00
Mar 1993                19156.00   23431.00    20039.00
Jun 1993                19437.00   23544.00    20449.00
Sep 1993                20240.00   24151.00    21197.00
Dec 1993                20859.00   24710.00    21426.00
Mar 1994                20279.00   23775.00    20772.00
Jun 1994                20114.00   23874.00    20615.00
Sep 1994                20536.00   25040.00    21218.00
Dec 1994                19975.00   25036.00    20988.00
Mar 1995                21471.00   27471.00    22254.00
Jun 1995                23648.00   30091.00    23812.00
Sep 1995                25176.00   32480.00    25090.00
Dec 1995                25978.00   34435.00    26211.00
Mar 1996                26452.00   36283.00    26797.00
Jun 1996                27288.00   37910.00    27341.00
Sep 1996                27753.00   39082.00    28062.00
Dec 1996                30405.00   42338.00    29632.00
Mar 1997                30567.00   43475.00    29770.00
Jun 1997                34628.00   51060.00    32979.00
Sep 1997                38283.00   54883.00    35098.00
Dec 1997                37731.00   56459.00    35646.00
Mar 1998                41165.00   64331.00    38369.00
Jun 1998                40678.00   66454.00    39040.00
Sep 1998                34937.00   59854.00    36791.00
Dec 1998                38761.00   72592.00    41024.00

Average Annual Total
Return 12/31/98           1 Year   5 Years      10 Years
VE/C Total Return
Fund (w/o sales
charge)(1)                 2.7%     13.2%        13.9%
'VE/C Total Return
Fund (w/ sales
charge)(1),(2)            -2.2%     12.1%        13.3%
S&P 500 Index             28.6%     24.1%        19.2%
Lipper Balanced Fund
Index                     15.1%     13.9%        13.3%

                        VAN ECK/CHUBB TOTAL RETURN FUND
                                    CLASS B

                             Performance Comparison

                                                   VAN ECK/CHUBB TOTAL            S&P 500 INDEX
                                                RETURN FUND -CLASS B (W/          -------------           LIPPER BALANCED FUND
                                                      SALES CHARGE)                                               INDEX
                                                ------------------------                                  --------------------
5/1/98                                                  10000.00                           10000.00             10000.00
5/98                                                     9857.00                            9824.00              9925.00
6/98                                                     9727.00                           10224.00             10105.00
7/98                                                     9461.00                           10118.00              9989.00
8/98                                                     8270.00                            8656.00              9129.00
9/98                                                     8342.00                            9209.00              9523.00
10/98                                                    8735.00                            9957.00              9879.00
11/98                                                    9110.00                           10560.00             10240.00
12/98                                                    8934.00                           11169.00             10618.00

Average Annual Total Return 12/31/98                                              Since Inception(1)
VE/C Total Return Fund (w/o sales charge)                                                     -6.0%
VE/C Total Return Fund (w/ sales charge)(3)                                                  -10.7%
S&P 500 Index                                                                                 11.7%
Lipper Balanced Fund Index                                                                     6.2%

These graphs compare an initial $10,000 investment in the Van Eck/Chubb Total Return Fund (Classes A and B) made at inception with a similar investment in the S&P 500 Index and the Lipper Balanced Fund Index.

(1) INCEPTION DATE FOR THE VAN ECK/CHUBB TOTAL RETURN FUND IS 12/1/87 (CLASS A) AND 4/29/98 (CLASS B). Index returns are calculated as of nearest month end.

(2) The maximum sales charge is 4.75%.

(3) Applicable contingent deferred sales charge taken into account.

Returns for the Van Eck/Chubb Total Return Fund (Classes A and B) reflect all recurring expenses and include the reinvestment of all dividends and distributions. Performance does not fully reflect the impact of the Fund's expenses, as they have been partially reimbursed by the Adviser at certain times since the Fund's inception.

The S&P 500 Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. Performance data quoted represents past performance; the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

                    VAN ECK/CHUBB CAPITAL APPRECIATION FUND
              SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1998

                                        NUMBER        MARKET
                                          OF          VALUE
               COMPANY                  SHARES       (NOTE B)
               -------                 ---------   ------------
COMMON STOCK-95.11%
APPAREL-2.31%
Nine West Group Inc.+................    50,000    $   778,125
                                                   -----------
AUTOS, TRUCKS & PARTS-2.96%
Borg-Warner Automotive, Inc. ........     3,000        167,437
OEA, Inc. ...........................    65,000        767,813
United Road Services, Inc.+..........     3,500         64,313
                                                   -----------
                                                       999,563
                                                   -----------
BUILDING & CONSTRUCTION-5.63%
Champion Enterprises, Inc.+..........    69,300      1,897,087
                                                   -----------
BUILDING MATERIALS & TOOLS-7.37%
Lafarge Corp. .......................    36,200      1,466,100
YORK International Corp. ............    25,000      1,020,313
                                                   -----------
                                                     2,486,413
                                                   -----------
CHEMICALS/FERTILIZER-3.39%
Agrium Inc. .........................    70,000        608,125
Cabot Corp. .........................    19,100        533,606
                                                   -----------
                                                     1,141,731
                                                   -----------
COMPUTER PRODUCTS & SERVICES-10.28%
BancTec, Inc.+.......................    41,800        525,113
Reynolds and Reynolds Co. (Class
  A).................................    60,000      1,376,250
Storage Technology Corp.+............    44,000      1,564,750
                                                   -----------
                                                     3,466,113
                                                   -----------
ELECTRICAL EQUIPMENT-3.14%
MagneTek, Inc.+......................    70,000        809,375
UCAR International Inc.+.............    14,000        249,375
                                                   -----------
                                                     1,058,750
                                                   -----------
ELECTRONICS-5.35%
Ametek, Inc. ........................    48,100      1,073,231
Tektronix, Inc. .....................    24,300        730,519
                                                   -----------
                                                     1,803,750
                                                   -----------
FOOD PROCESSING-0.01%
Archer-Daniels-Midland Co. ..........       132          2,269
                                                   -----------

                                        NUMBER        MARKET
                                          OF          VALUE
               COMPANY                  SHARES       (NOTE B)
               -------                 ---------   ------------
HOUSEHOLD PRODUCTS-2.05%
Tupperware Corp. ....................    42,000    $   690,375
                                                   -----------
HOUSING & HOME FURNISHINGS-3.30%
American Standard Companies Inc.+....    30,000      1,078,125
Newmark Homes Corp. .................     5,000         35,000
                                                   -----------
                                                     1,113,125
                                                   -----------
INDUSTRIAL METALS-9.49%
Bethlehem Steel Corp.+...............   110,000        921,250
Cleveland-Cliffs Inc. ...............    26,000      1,048,125
Cyprus Amax Minerals Co. ............    41,400        414,000
Intermet Corp. ......................    62,500        816,406
                                                   -----------
                                                     3,199,781
                                                   -----------
INDUSTRIALS-2.53%
Harsco Corp. ........................    28,000        852,250
                                                   -----------
INSTRUMENTS-2.92%
Elsag Bailey Process Automation
  N.V.+..............................    25,200        985,950
                                                   -----------
INSURANCE-4.09%
Commerce Group, Inc. ................    31,800      1,126,913
Old Republic International Corp. ....    11,175        251,437
                                                   -----------
                                                     1,378,350
                                                   -----------
MACHINERY & TOOLS-2.36%
AGCO Corp. ..........................    40,000        315,000
Brown & Sharpe Manufacturing Co.+
  (Class A)..........................    60,000        480,000
                                                   -----------
                                                       795,000
                                                   -----------
MEDICAL SUPPLIES & SERVICES-9.61%
Bard (C.R.), Inc. ...................    24,000      1,188,000
St. Jude Medical, Inc. ..............    30,000        830,625
Total Renal Care Holdings, Inc.+.....    41,400      1,223,888
                                                   -----------
                                                     3,242,513
                                                   -----------
OIL & GAS EQUIPMENT & SERVICES-2.21%
Wolverine Tube, Inc.+................    35,500        745,500
                                                   -----------
PACKAGING & CONTAINERS-2.65%
Owens-Illinois, Inc. ................    29,200        894,250
                                                   -----------

                       See Notes to Financial Statements

                    VAN ECK/CHUBB CAPITAL APPRECIATION FUND
        SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1998 (continued)

                                        NUMBER        MARKET
                                          OF          VALUE
               COMPANY                  SHARES       (NOTE B)
               -------                 ---------   ------------
PHOTOGRAPHY-1.38%
Polaroid Corp. ......................    25,000    $   467,187
                                                   -----------
RESTAURANTS-2.49%
Brinker International, Inc.+.........    10,000        288,750
Lone Star Steakhouse & Saloon,
  Inc.+..............................    60,000        551,250
                                                   -----------
                                                       840,000
                                                   -----------
RETAIL STORES-2.97%
Great Atlantic & Pacific Tea Co.,
  Inc. ..............................    33,800      1,001,325
                                                   -----------
TECHNOLOGY-1.82%
Wyman-Gordon Co.+....................    60,000        615,000
                                                   -----------

                                        NUMBER        MARKET
                                          OF          VALUE
               COMPANY                  SHARES       (NOTE B)
               -------                 ---------   ------------
TIRES & RUBBER GOODS-3.33%
Cooper Tire & Rubber Co. ............    55,000      1,124,062
                                                   -----------
VISION CARE-1.39%
BMC Industries Inc. .................    75,000    $   468,750
                                                   -----------
WATER TREATMENT SYSTEMS-0.08%
United States Filter Corp. ..........     1,200         27,450
                                                   -----------
  TOTAL INVESTMENTS
   (Cost: $38,022,340*)......  95.11%               32,074,669
  Other assets less
   liabilities................  4.89%                1,648,418
                             --------              ------------
  TOTAL NET ASSETS..........  100.00%              $33,723,087
                             ========              ============

------------
* Aggregate cost for Federal income tax purposes.
+ Non-income producing.

                       See Notes to Financial Statements

                        VAN ECK/CHUBB GLOBAL INCOME FUND
              SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1998

                                                      MARKET
                                      PRINCIPAL        VALUE
                          CURRENCY     AMOUNT        (NOTE B)
                          --------  -------------   -----------
GOVERNMENT AND AGENCY
OBLIGATIONS-78.39%
ARGENTINA-1.11%
Republic of Argentina
 11.00%, due 12/04/05....   USD         1,000,000   $ 1,012,500
                                                    -----------
AUSTRALIA-0.68%
Australian Government
 Bond 9.50%, due
 8/15/03.................   AUD           650,000       475,006
New South Wales Treasury
 9.25%, due 6/20/05......   AUD           200,000       145,690
                                                    -----------
                                                        620,696
                                                    -----------
CANADA-0.99%
Government of Canada
 9.50%, due 6/01/10......   CAD         1,000,000       907,733
                                                    -----------
DENMARK-0.96%
Denmark Government Bond
 7.00%, due 11/15/07.....   DKK         1,160,000       218,868
Kingdom of Denmark 7.00%,
 due 12/15/04............   DKK         3,600,000       653,485
                                                    -----------
                                                        872,353
                                                    -----------
FRANCE-17.23%
BTNS 5.50%, due
 10/12/01................   FRF        16,000,000     3,034,010
France O.A.T.
 6.50%, due 10/25/06.....   FRF        12,250,000     2,597,576
 6.50%, due 4/25/11......   FRF        12,750,000     2,814,114
 5.50%, due 4/25/07......   FRF        13,500,000     2,699,661
 5.25%, due 4/25/08......   FRF         8,000,000     1,580,120
Government of France
 Caisse Centrale 5.768%,
 due 6/27/04.............   USD         3,000,000     2,987,850
                                                    -----------
                                                     15,713,331
                                                    -----------
GERMANY-16.59%
Bundesobligation
 6.00%, due 7/04/07......   DEM         1,900,000     1,311,746
 5.625%, due 1/04/28.....   DEM         4,300,000     2,915,229
Deutschland 7.375%, due
 1/03/05.................   DEM         4,500,000     3,244,654
Eurofima 6.25%, due
 2/16/99(a)..............   DEM           560,000       337,648

                                                      MARKET
                                      PRINCIPAL        VALUE
                          CURRENCY     AMOUNT        (NOTE B)
                          --------  -------------   -----------
Germany Treasury Bill
 Interest yield 3.20%,
 due 1/15/99(a)..........   DEM         3,000,000   $ 1,800,686
International Bank for
 Reconstruction &
 Development
 5.875%, due 11/10/03....   DEM         1,050,000       693,273
Treuhand Obligation
 5.75%, due 4/29/99(a)...   DEM         4,000,000     2,422,528
 5.00%, due 1/14/99(a)...   DEM         4,000,000     2,403,398
                                                    -----------
                                                     15,129,162
                                                    -----------
ITALY-4.28%
Buoni Poliennali Del Tes
 Government National
 6.75%, due 7/01/07......   ITL     2,500,000,000     1,810,985
 5.00%, due 5/01/08......   ITL     3,200,000,000     2,091,454
                                                    -----------
                                                      3,902,439
                                                    -----------
MEXICO-0.43%
United Mexican State
 6.25%, due 12/31/19.....   USD           500,000       391,250
                                                    -----------
NETHERLANDS-3.17%
Government of Netherlands
 8.25%, due 9/15/07......   NLG           550,000       382,613
 6.00%, due 1/15/06......   NLG         3,500,000     2,111,209
 5.50%, due 1/15/28......   NLG           675,000       398,199
                                                    -----------
                                                      2,892,021
                                                    -----------
SPAIN-1.85%
Government of Spain Bonds
 8.80%, due 4/30/06......   ESP        77,000,000       715,291
 6.15%, due 1/31/13......   ESP        76,000,000       635,341
 5.25%, due 1/31/03......   ESP        45,000,000       340,255
                                                    -----------
                                                      1,690,887
                                                    -----------
UNITED KINGDOM-15.92%
U.K. Gilt
 8.00%, due 6/10/03......   GBP         1,045,000     1,979,890
 7.50%, due 12/07/06.....   GBP         1,687,000     3,364,341
U.K. Treasury
 9.00%, due 8/06/12......   GBP         1,125,000     2,733,660
 8.00%, due 6/07/21......   GBP         2,050,000     5,154,040
 6.00%, due 12/07/28.....   GBP           600,000     1,289,944
                                                    -----------
                                                     14,521,875
                                                    -----------

                       See Notes to Financial Statements

                        VAN ECK/CHUBB GLOBAL INCOME FUND
        SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1998 (continued)

                                                      MARKET
                                      PRINCIPAL        VALUE
                          CURRENCY     AMOUNT        (NOTE B)
                          --------  -------------   -----------
UNITED STATES-15.18%
U.S. Treasury Bonds
 6.75%, due 8/15/26......   USD         3,000,000   $ 3,596,251
 6.125%, due 11/15/27....   USD         5,700,000     6,385,784
U.S. Treasury Note
 8.75%, due 8/15/20......   USD           800,000     1,140,500
 4.75%, due 11/15/08.....   USD         2,700,000     2,721,939
                                                    -----------
                                                     13,844,474
                                                    -----------
 TOTAL GOVERNMENT AND
  AGENCY OBLIGATIONS
  (Cost: $67,147,002)....                            71,498,721
                                                    -----------
CORPORATE BONDS-11.38%
CANADA-0.74%
Shaw Communications Inc.
 8.54%, due 9/30/27......   CAD         1,000,000       675,722
                                                    -----------
BELGIUM-0.90%
Hermes Euro Rail 11.50%,
 due 8/15/07.............   USD           750,000       823,125
                                                    -----------
GERMANY-0.37%
Geberit International AG
 10.125%, due 4/15/07....   DEM           500,000       340,851
                                                    -----------
JAPAN-3.74%
Fuji JGB Carrier
 Preferred 9.87%, due
 12/31/49+...............   USD         1,000,000       731,179
IBJ Preferred Capital Co.
 LLC 8.79%, due
 12/29/49+...............   USD         1,000,000       861,559
SB Treasury Co. LLC
 9.40%, due 12/29/49+....   USD         1,000,000       951,735
Tokai Preferred Capital
 Co. LLC 9.98%, due
 12/29/49+...............   USD         1,000,000       862,505
                                                    -----------
                                                      3,406,978
                                                    -----------
MEXICO-1.00%
Panamerican Beverages,
 Inc. 7.25%, due
 7/01/09.................   USD           500,000       459,375
VICAP S.A. 11.375%, due
 5/15/07.................   USD           500,000       452,500
                                                    -----------
                                                        911,875
                                                    -----------

                                                      MARKET
                                      PRINCIPAL        VALUE
                          CURRENCY     AMOUNT        (NOTE B)
                          --------  -------------   -----------
MAURITIUS-0.18%
APP Finance VII Mauritius
 3.50%, due 4/30/03+.....   USD           250,000   $   165,625
                                                    -----------
UNITED KINGDOM-0.57%
Colt Telecom Group PLC
 8.875%, due 11/30/07....   DEM           350,000       220,486
 7.625%, due 7/31/08.....   DEM           500,000       295,414
                                                    -----------
                                                        515,900
                                                    -----------
UNITED STATES-3.88%
Associates Corp. 5.75%,
 due 11/01/03............   USD           500,000       507,031
Entex Information Service
 12.50%, due 8/01/06+....   USD         1,000,000       705,000
C.S. First Boston
 Commercial Mortgage
 97-C1 7.46%, due
 5/20/09+................   USD         2,000,000     2,040,625
Global Ocean Corp. 10.25%
 due 7/15/07.............   USD           500,000       289,375
                                                    -----------
                                                      3,542,031
                                                    -----------
 TOTAL CORPORATE BONDS
  (Cost: $11,336,154)....                            10,382,107
                                                    -----------
SHORT-TERM OBLIGATIONS-6.41%
UNITED STATES-6.41%
American Express
 Commercial Paper
 Interest Yield
 5.07%, due 3/12/99(a)...   USD         3,125,000     3,094,618
Ford Motor Credit
 Commercial Paper
 Interest Yield
 5.07%, due 3/12/99(a)...   USD         1,025,000     1,015,035

                       See Notes to Financial Statements

                        VAN ECK/CHUBB GLOBAL INCOME FUND
        SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1998 (continued)

                                                      MARKET
                                      PRINCIPAL        VALUE
                          CURRENCY     AMOUNT        (NOTE B)
                          --------  -------------   -----------
GE Capital Commercial
 Paper
 Interest Yield 5.19%,
  due 1/05/99(a).........   USD         1,240,000   $ 1,239,295
 Interest Yield 5.14%,
  due 2/16/99............   USD           500,000       496,761
                                                    -----------
TOTAL SHORT-TERM
 OBLIGATIONS (Cost:
 $5,845,709).............                             5,845,709
                                                    -----------
 TOTAL INVESTMENTS
  (Cost: $84,328,865*).................... 96.18%    87,726,537
 Other assets less liabilities............  3.82%     3,486,714
                                          -------    ----------
 TOTAL NET ASSETS.........................100.00%   $91,213,251
                                          =======    ==========

------------

* Aggregate cost for Federal income tax purposes.
+ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which amount to 6.93% of the Fund's net assets, may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(a) These securities are segregated as collateral for futures contracts.

                       See Notes to Financial Statements

                    VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
              SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1998

                                                    MARKET
                                     PRINCIPAL       VALUE
                                      AMOUNT       (NOTE B)
                                    -----------   -----------
U.S. GOVERNMENT AND AGENCY
OBLIGATIONS-                             97.84%
Federal Home Loan Mortgage
  Association
  Series 1058 H 8.00%, due
    4/15/21.......................  $   451,571   $   464,545
Federal National Mortgage
  Association
  Pool #29429, 9.00%, due
  7/01/01.........................       12,669        13,140
  Pool #306175, 7.00%, due
  1/01/25.........................    2,040,552     2,086,872
  Pool #282883, 7.00%, due
  5/01/24.........................      161,203       164,773
  Pool #251286, 7.00%, due
  11/1/27.........................    7,517,615     7,680,120
Government National Mortgage
  Association
  Pool #166009, 9.50%, due
  6/15/16.........................       69,098        74,500
  Pool #780339, 8.00%, due
  12/15/23........................      876,555       913,772
  Pool #402760, 8.00%, due
  8/15/25.........................      947,438       984,806

                                                    MARKET
                                     PRINCIPAL       VALUE
                                      AMOUNT       (NOTE B)
                                    -----------   -----------
Tennessee Valley Authority
  6.235%, due 7/15/45.............  $10,000,000   $10,492,830
  5.98%, due 4/01/36..............    4,000,000     4,200,540
U.S. Treasury Bond
  10.375%, due 11/15/12...........    1,000,000     1,382,813
U.S. Treasury Notes
  6.50%, due 10/15/06.............      525,000       582,914
  6.25%, due 10/31/01.............      100,000       104,188
  5.50%, due 2/28/03..............    1,880,000     1,936,400
  5.50%, due 3/31/03..............    1,060,000     1,092,132
                                                  -----------
  TOTAL INVESTMENTS
   (Cost: $31,172,659*)...........       97.84%    32,174,345
  Other assets less liabilities...        2.16%       709,583
                                       --------   -----------
  TOTAL NET ASSETS................      100.00%   $32,883,928
                                       ========   ===========

------------

* Aggregate cost for Federal income tax purposes.

                       See Notes to Financial Statements

                      VAN ECK/CHUBB GROWTH AND INCOME FUND
              SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1998

                                        NUMBER        MARKET
                                          OF          VALUE
               COMPANY                  SHARES       (NOTE B)
               -------                 ---------   ------------
COMMON STOCK-90.38%
AEROSPACE & DEFENSE-2.29%
Northrop Grumman Corp. ..............    20,000    $ 1,462,500
Raytheon Co. (Class A)...............     1,913         98,878
                                                   -----------
                                                     1,561,378
                                                   -----------
AUTOS, TRUCKS & PARTS-4.48%
Borg-Warner Automotive, Inc. ........    26,600      1,484,613
Ford Motor Co. ......................    26,600      1,561,087
                                                   -----------
                                                     3,045,700
                                                   -----------
BANKING-13.55%
Banc One Corp. ......................    79,479      4,058,396
Chase Manhattan Corp. ...............    27,200      1,851,300
First Union Corp. ...................    30,000      1,824,375
KeyCorp..............................    46,622      1,491,904
                                                   -----------
                                                     9,225,975
                                                   -----------
BUILDING MATERIALS & TOOLS-5.86%
Black & Decker Corp. ................    30,000      1,681,875
Lafarge Corp. .......................    57,000      2,308,500
                                                   -----------
                                                     3,990,375
                                                   -----------
CHEMICALS/FERTILIZER-1.87%
IMC Global Inc. .....................    55,000      1,175,625
Millennium Chemicals Inc. ...........     4,857         96,533
                                                   -----------
                                                     1,272,158
                                                   -----------
CONTAINERS-METAL & GLASS-2.08%
Crown Cork & Seal Company, Inc. .....    46,000      1,417,375
                                                   -----------
ELECTRONICS-7.47%
Electronic Data Systems Corp. .......    50,000      2,512,500
Philips Electronics N.V. ............    24,500      1,658,344
Tektronix, Inc. .....................    30,450        915,403
                                                   -----------
                                                     5,086,247
                                                   -----------
FINANCIAL SERVICES-6.23%
Merrill Lynch & Co., Inc. ...........    19,100      1,274,925
PaineWebber Group Inc. ..............    32,275      1,246,622
Washington Mutual Inc. ..............    45,000      1,718,437
                                                   -----------
                                                     4,239,984
                                                   -----------
HOSPITAL MANAGEMENT-2.70%
Tenet Healthcare Corp.+..............    70,000      1,837,500
                                                   -----------
INSURANCE-2.78%
LaSalle Re Holdings Ltd. ............    10,500        228,375
Old Republic International Corp. ....    25,500        573,750
The PMI Group, Inc. .................    22,000      1,086,250
                                                   -----------
                                                     1,888,375
                                                   -----------

                                        NUMBER        MARKET
                                          OF          VALUE
               COMPANY                  SHARES       (NOTE B)
               -------                 ---------   ------------
MANUFACTURING-6.62%
Ingersoll-Rand Co. ..................    45,000    $ 2,112,187
United Technologies Corp. ...........    22,000      2,392,500
                                                   -----------
                                                     4,504,687
                                                   -----------
MEDICAL-HEALTHCARE SERVICES-11.97%
Baxter International Inc. ...........    40,000      2,572,500
Bristol-Myers Squibb Co. ............    11,000      1,471,938
Healthcare Services Corp.+...........        96            876
Healthsouth Corp.+...................   170,000      2,624,375
Merck & Co. .........................    10,000      1,476,875
                                                   -----------
                                                     8,146,564
                                                   -----------
MINING & METALS-0.74%
Carpenter Technology Corp. ..........    14,900        505,669
                                                   -----------
OIL & GAS-INTEGRATED-2.63%
Phillips Petroleum Co. ..............    42,000      1,790,250
                                                   -----------
PACKAGING & CONTAINERS-2.41%
Owens-Illinois, Inc. ................    53,600      1,641,500
                                                   -----------
RETAIL STORES-1.92%
Federated Department Stores, Inc.+...    30,000      1,306,875
                                                   -----------
TELECOMMUNICATIONS-5.55%
AT&T Corp. ..........................    20,000      1,505,000
Bell Atlantic Corp. .................    40,000      2,272,500
                                                   -----------
                                                     3,777,500
                                                   -----------
TOYS-3.42%
Hasbro, Inc. ........................    64,500      2,330,063
                                                   -----------
TRANSPORTATION & SHIPPING-5.81%
Burlington Northern Santa Fe
  Corp. .............................    62,400      2,106,000
FDX Corp.+...........................    20,800      1,851,200
                                                   -----------
                                                     3,957,200
                                                   -----------
  TOTAL INVESTMENTS
   (Cost: $49,846,539*)..............    90.38%     61,525,375
  Other assets less liabilities......     9.62%      6,546,938
                                        -------    -----------
  TOTAL NET ASSETS...................   100.00%    $68,072,313
                                        =======    ===========

------------

* Aggregate cost for Federal income tax purposes.
+ Non-income producing.

                       See Notes to Financial Statements

                         VAN ECK/CHUBB TAX-EXEMPT FUND
              SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1998

                                                    MARKET
                                     PRINCIPAL       VALUE
                                       AMOUNT      (NOTE B)
                                     ----------   -----------
MUNICIPAL OBLIGATIONS-97.34%
ALASKA-1.91%
Anchorage, Alaska, Hospital
  Revenue, (Sisters of Providence
  Project), Series 1991, 6.75%, due
  10/01/02.........................  $  150,000   $   163,114
North Slope Borough, Alaska,
  General Obligation, Series A,
  Zero Coupon, MBIA Insured, due
  6/30/04..........................     550,000       442,393
                                                  -----------
                                                      605,507
                                                  -----------
CONNECTICUT-0.54%
Connecticut State, General
  Obligation, Series C, 7.00%,
  Prerefunded to 9/15/00 at 102+...     160,000       172,616
                                                  -----------
DISTRICT OF COLUMBIA-3.62%
District of Columbia, Certificate
  of Participation, 7.30%, due
  1/01/13+.........................     300,000       337,223
District of Columbia, Series 93A,
  5.875%, due 6/01/05..............     465,000       494,552
District of Columbia, Series 93A,
  5.875%, due 6/01/05, ETM.........      35,000        38,587
Metropolitan Washington D.C.
  Airport Authority, General
  Airport Revenue, Series A , AMT,
  MBIA Insured, 6.50%, due
  10/01/07+........................     250,000       274,934
                                                  -----------
                                                    1,145,296
                                                  -----------
FLORIDA-4.75%
Dade County, Florida, Aviation
  Revenue, Miami International
  Airport, FSA Insured, 5.125%, due
  10/01/27.........................   1,500,000     1,504,803
                                                  -----------
GEORGIA-0.86%
Cartersville, Georgia Development
  Authority, Water & Wastewater
  Facilities, Anheuser Busch, AMT,
  6.75%, due 2/01/12+..............     250,000       272,499
                                                  -----------
ILLINOIS-5.58%
Cook County, Illinois, General
  Obligation, MBIA Insured, Series
  1990, 7.00%, due 11/01/99........     150,000       154,868

                                                    MARKET
                                     PRINCIPAL       VALUE
                                       AMOUNT      (NOTE B)
                                     ----------   -----------
Illinois State Toll Highway, Series
  92A, 6.375%, due 1/01/15+........  $1,100,000   $ 1,222,049
Metropolitan Pier & Exposition
  Authority, Illinois, 6.50%,
  Prerefunded to 6/15/03 at 102+...     345,000       388,071
Metropolitan Pier & Exposition
  Authority, Illinois, 6.50%, due
  6/15/27+.........................       5,000         5,550
                                                  -----------
                                                    1,770,538
                                                  -----------
INDIANA-12.21%
Indiana Bond Bank, Revenue, State
  Revolving Fund, 6.00%, due
  2/01/15+.........................     500,000       537,758
Indiana Health Facilities Financing
  Authority, Charity Obligated
  Group, 5.00%, due 11/1/26,
  Mandatory Put on 11/01/07 at
  100..............................   1,315,000     1,384,241
Indiana Health Facilities Financing
  Authority, Holy Cross Health
  System Corp, MBIA Insured 5.375%,
  due 12/01/12.....................     500,000       527,290
Indiana Municipal Power Supply,
  MBIA Insured 5.50%, due
  1/01/16..........................   1,200,000     1,296,866
Indiana State Housing Finance
  Authority, Single Family Mortgage
  1990, Series C, AMT, 7.80%, due
  1/01/22+.........................     120,000       126,366
                                                  -----------
                                                    3,872,521
                                                  -----------
IOWA-4.02%
Iowa Finance Authority, Single
  Family Revenue, AMT, 4.95%, due
  1/01/21..........................   1,250,000     1,273,590
                                                  -----------
LOUISIANA-0.69%
Jefferson, Louisiana, Sales Tax
  Revenue, Refunding, FGIC Insured,
  Series A, 6.75%, Prerefunded to
  12/01/02 at 100+.................      60,000        66,521
Jefferson, Louisiana, Sales Tax
  Revenue, Refunding, FGIC Insured,
  Series A, 6.75%, due 12/01/06+...     140,000       153,417
                                                  -----------
                                                      219,938
                                                  -----------

                       See Notes to Financial Statements

                         VAN ECK/CHUBB TAX-EXEMPT FUND
        SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1998 (continued)

                                                    MARKET
                                     PRINCIPAL       VALUE
                                       AMOUNT      (NOTE B)
                                     ----------   -----------
MAINE-0.60%
Maine Educational Loan Authority,
  Series 92A, AMT, 6.95%, due
  12/01/07+........................  $  175,000   $   190,138
                                                  -----------
MASSACHUSETTS-5.60%
Massachusetts State Construction
  Loan, Series A, 6.00%,
  Prerefunded to 6/01/01 at 100+...     300,000       316,583
Massachusetts State Turnpike
  Authority, MBIA Insured, Series
  A, 5.00%, due 1/01/37............   1,500,000     1,460,199
                                                  -----------
                                                    1,776,782
                                                  -----------
MINNESOTA-0.32%
Northern Municipal Power Agency,
  Minnesota, Electric System
  Revenue, Series A, 7.25%, due
  1/01/16+.........................     100,000       102,000
                                                  -----------
MISSOURI-0.52%
Missouri Health & Educational
  Facilities Authority, St. Luke's
  Hospital, MBIA Insured, 7.00%,
  Prerefunded to 11/15/01 at
  102+.............................     150,000       166,323
                                                  -----------
NEW HAMPSHIRE-0.73%
New Hampshire Turnpike System,
  Series A, FGIC Insured, 6.75%,
  due 11/01/11+....................     200,000       232,961
                                                  -----------
NEW JERSEY-7.92%
New Jersey Economic Development
  Authority, The Seeing Eye, Inc.
  Project, 7.30%, due 4/01/11+.....   1,000,000     1,082,440
New Jersey Wastewater Treatment
  Trust, 6.875%, Prerefunded to
  6/15/00 at 101.75+...............     165,000       175,834
New Jersey Wastewater Treatment
  Trust, 6.875%, due 6/15/07+,.....      15,000        15,812
Salem County, New Jersey, Pollution
  Control Financing Authority,
  Waste Disposal Revenue, E.I.
  DuPont Project, AMT, 6.50%, due
  11/15/21+........................   1,150,000     1,236,335
                                                  -----------
                                                    2,510,421
                                                  -----------

                                                    MARKET
                                     PRINCIPAL       VALUE
                                       AMOUNT      (NOTE B)
                                     ----------   -----------
NEW YORK-14.94%
Metropolitan Transportation
  Authority, New York, Transit
  Facilities, Service Contract,
  Series 8, 5.00%, due 7/01/02.....  $1,000,000   $ 1,036,990
New York City, New York, General
  Obligation, Series H, 6.875%, due
  2/01/02, ETM.....................     220,000       239,735
New York City, New York, General
  Obligation, Series H, Subseries
  H-1, 5.80%, due 8/01/04..........     250,000       272,700
New York City, New York, General
  Obligation, Series D, 5.25%, due
  8/01/03..........................   1,000,000     1,055,267
New York City, Series H, 6.875%,
  due 2/01/02......................      30,000        32,564
New York State Dormitory Authority,
  City University System, Series I,
  5.125%, due 7/01/13+.............   1,325,000     1,358,631
New York State Local Government
  Assistance Corporation, Series B,
  5.50%, due 4/01/21+..............     450,000       471,748
New York State Thruway Authority,
  Highway and Bridge Trust Fund,
  Series A, MBIA Insured, 5.60%,
  due 4/01/10+.....................     250,000       270,028
                                                  -----------
                                                    4,737,663
                                                  -----------
OKLAHOMA-1.92%
Oklahoma Industrial Development
  Authority, Sisters of Mercy,
  Series A, 5.00%, due 6/01/13+....     600,000       610,180
                                                  -----------
PENNSYLVANIA-1.08%
Philadelphia, Pennsylvania,
  Hospital & Higher Education
  Facility Authority, (Children's
  Hospital), 5.00%, due 2/15/21+...     350,000       341,741
                                                  -----------
TENNESSEE-5.85%
Memphis-Shelby County, Tennessee
  Airport Authority, (Federal
  Express Corp.), AMT, 6.75%, due
  9/01/12+.........................     250,000       273,046
Shelby County, Tennessee, General
  Obligation, Series B, Zero
  Coupon, due 12/01/12.............   2,000,000     1,057,758
Tennessee Housing Development
  Agency, 1993 Series A, 5.90%, due
  7/01/18+.........................     500,000       524,712
                                                  -----------
                                                    1,855,516
                                                  -----------

                       See Notes to Financial Statements

                         VAN ECK/CHUBB TAX-EXEMPT FUND
        SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1998 (continued)

                                                    MARKET
                                     PRINCIPAL       VALUE
                                       AMOUNT      (NOTE B)
                                     ----------   -----------
TEXAS-6.08%
Austin, Texas, Independent School
  District, Permanent School Fund,
  Zero Coupon, due 8/01/13.........  $  500,000   $   249,642
Austin, Texas, Utility System
  Revenue, Series C, 7.30%,
  Prerefunded to 11/15/01 at
  100+.............................      60,000        65,934
Houston, Texas, Independent School
  District, Permanent School Fund,
  Zero Coupon, due 8/15/13.........   1,150,000       577,221
Waxahachie, Texas, Independent
  School District, Permanent School
  Fund, Zero Coupon, due 8/15/13...   2,060,000     1,033,978
                                                  -----------
                                                    1,926,775
                                                  -----------
UTAH-4.12%
Utah State Board of Regents,
  Student Loan Revenue,Series F,
  AMT, 5.00%, due 5/01/06..........   1,250,000     1,305,263
                                                  -----------
VIRGINIA-0.32%
Virginia State Housing Development
  Authority, Commonwealth Mortgage,
  6.70%, due 7/01/08+..............     100,000       100,000
                                                  -----------
WASHINGTON-13.16%
Lewis County, Washington, Public
  Utility District #1, Revenue
  Series 91, 7.00%, Prerefunded to
  10/01/01 at 102+.................     250,000       276,302
Washington Health Care Facilities
  Authority, Catholic Health
  Initiatives, MBIA Insured,
  5.125%, due 12/01/17+............   1,300,000     1,307,508

                                                    MARKET
                                     PRINCIPAL       VALUE
                                       AMOUNT      (NOTE B)
                                     ----------   -----------
Washington Health Care Facilities
  Authority, Revenue, MBIA Insured,
  (Group Health Co-Op), 6.75%, due
  12/01/11+........................  $  300,000   $   320,394
Washington Health Care Facilities
  Authority, Revenue, Series 93,
  (Sisters of Providence), 6.25%,
  due 10/01/13+....................     500,000       544,650
Washington Housing Finance
  Commission, GNMA/FNMA MBS
  Programs, 7.10%, due 7/01/22+....     145,000       151,912
Washington State Public Power
  Supply System, Nuclear Project
  Number 1, FSA Insured, 5.75%, due
  7/01/11..........................   1,200,000     1,327,675
Washington State Public Power
  Supply System, Nuclear Project
  Number 2, Revenue, Series 90C,
  7.625%, Prerefunded to 1/01/01 at
  102+.............................     100,000       109,471
Washington State Public Power
  Supply System, Nuclear Project
  Number 3, Revenue, 7.50%,
  Prerefunded to 7/01/00 at 102+...     125,000       134,827
                                                  -----------
                                                    4,172,739
                                                  -----------
  TOTAL INVESTMENTS:
   (Cost: $28,939,116*)................. 97.34%    30,865,810
  Other assets less liabilities.........  2.66%       842,938
                                       --------   -----------
  TOTAL NET ASSETS......................100.00%   $31,708,748
                                       --------   -----------
                                       --------   -----------

------------

* Aggregate cost for Federal income tax purposes.
+ Issued with call provisions.

Abbreviations:

   AMT--Alternative Minimum Tax
   ETM--Escrowed To Maturity
   FGIC--Financial Guaranty Insurance Company
   FSA--Financial Security Assurance
   MBIA--Municipal Bond Investors Assurance Corporation

                       See Notes to Financial Statements

                        VAN ECK/CHUBB TOTAL RETURN FUND
              SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1998

                                       NUMBER       MARKET
                                         OF          VALUE
              COMPANY                  SHARES      (NOTE B)
              -------                ----------   -----------
COMMON STOCK-56.20%
AEROSPACE & DEFENSE-0.41%
Raytheon Co. (Class A).............       3,430   $   177,288
                                                  -----------
AUTOS, TRUCKS & PARTS-5.88%
Borg-Warner Automotive, Inc. ......      18,900     1,054,856
DaimlerChrysler AG.................       9,477       910,384
Ford Motor Co. ....................       9,400       551,663
                                                  -----------
                                                    2,516,903
                                                  -----------
BANKING-7.44%
Banc One Corp. ....................      39,593     2,021,718
KeyCorp............................      22,654       724,928
Mellon Bank Corp. .................       6,400       440,000
                                                  -----------
                                                    3,186,646
                                                  -----------
BUILDING & CONSTRUCTION-0.15%
Hanson PLC (ADR)...................       1,687        65,793
                                                  -----------
BUILDING MATERIALS & TOOLS-3.07%
Lafarge Corp. .....................      32,500     1,316,250
                                                  -----------
CHEMICALS/FERTILIZER-0.79%
IMC Global Inc. ...................      15,000       320,625
Millennium Chemicals Inc. .........         964        19,160
                                                  -----------
                                                      339,785
                                                  -----------
CONTAINERS-METAL & GLASS-1.58%
Crown Cork & Seal Company, Inc. ...      22,000       677,875
                                                  -----------
ELECTRONICS-3.10%
Philips Electronics N.V. ..........      10,200       690,413
Tektronix, Inc. ...................      21,150       635,822
                                                  -----------
                                                    1,326,235
                                                  -----------
FINANCIAL SERVICES-2.46%
Associates First Capital Corp. ....       7,548       319,847
Merrill Lynch & Co., Inc. .........      11,000       734,250
                                                  -----------
                                                    1,054,097
                                                  -----------

                                       NUMBER       MARKET
                                         OF          VALUE
              COMPANY                  SHARES      (NOTE B)
              -------                ----------   -----------
HOSPITAL MANAGEMENT-2.45%
Healthcare Services Group+.........          96   $       875
Tenet Healthcare Corp.+............      40,000     1,050,000
                                                  -----------
                                                    1,050,875
                                                  -----------
INSURANCE-3.16%
Progressive Corp. .................       8,000     1,355,000
                                                  -----------
MANUFACTURING-5.84%
AlliedSignal Inc. .................      27,000     1,196,438
United Technologies Corp. .........      12,000     1,305,000
                                                  -----------
                                                    2,501,438
                                                  -----------
MINING & METALS-0.40%
Carpenter Technology Corp. ........       5,100       173,080
                                                  -----------
OIL & GAS-INTEGRATED-2.09%
Phillips Petroleum Co. ............      21,000       895,125
                                                  -----------
PACKAGING & CONTAINERS-1.74%
Owens-Illinois, Inc. ..............      24,400       747,250
                                                  -----------
PHARMACEUTICALS-3.94%
Bristol-Myers Squibb Co. ..........        6000       802,875
Merck & Co., Inc. .................        6000       886,125
                                                  -----------
                                                    1,689,000
                                                  -----------
RETAIL-2.24%
Federated Department Stores,
  Inc.+............................      22,000       958,375
                                                  -----------
TOYS-2.95%
Hasbro, Inc. ......................      35,000     1,264,375
                                                  -----------
TRANSPORTATION & SHIPPING-6.51%
Burlington Northern Santa Fe
  Corp. ...........................      29,400       992,250
CSX Corp. .........................      18,000       747,000
FDX Corp.+.........................      11,800     1,050,200
                                                  -----------
                                                    2,789,450
                                                  -----------
  TOTAL COMMON STOCK
   (Cost: $17,407,213).........................    24,084,840
                                                  -----------

                       See Notes to Financial Statements

                        VAN ECK/CHUBB TOTAL RETURN FUND
        SCHEDULE OF PORTFOLIO INVESTMENTS DECEMBER 31, 1998 (continued)

                                                    MARKET
                                     PRINCIPAL       VALUE
              ISSUER                   AMOUNT      (NOTE B)
              ------                 ----------   -----------
U.S. GOVERNMENT OBLIGATIONS-24.93%
U.S. Treasury Notes
  7.25%, due 8/15/04...............  $2,900,000   $ 3,262,500
  6.875%, due 5/15/06..............   5,200,000     5,879,250
  6.50%, due 10/15/06..............     200,000       222,062
  6.25%, due 2/15/03...............   1,250,000     1,321,485
                                                  -----------
  TOTAL U.S. GOVERNMENT OBLIGATIONS
   (Cost: $9,895,540)..............                10,685,297
                                                  -----------
CORPORATE BONDS-15.00%
Credit Suisse First Boston Mortgage
  Securities Corp. 7.46%, due
  5/20/09..........................   2,000,000     2,040,625
First Union Banc 7.50%, due
  4/15/35..........................   2,000,000     2,243,536
Tennessee Gas Pipeline 7.00%, due
  3/15/27..........................   2,000,000     2,142,398
                                                  -----------

                                                    MARKET
                                                     VALUE
                                                   (NOTE B)
                                                  -----------
  TOTAL CORPORATE BONDS (Cost:
   $6,227,251).....................               $ 6,426,559
                                                  -----------
  TOTAL INVESTMENTS
   (Cost: $33,530,004*)............      96.13%    41,196,696
  Other assets less liabilities....       3.87%     1,657,877
                                     ----------   -----------
  TOTAL NET ASSETS.................     100.00%   $42,854,573
                                       --------   -----------
                                       --------   -----------

------------

* Aggregate cost for Federal income tax purposes.
+ Non-income producing.
  ADR-American Depositary Receipt

                       See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
STATEMENT OF ASSETS AND LIABILITIES
December 31, 1998

                                                              VAN ECK/CHUBB          VAN ECK/CHUBB
                                                                 CAPITAL                 GLOBAL
                                                               APPRECIATION              INCOME
                                                                   FUND                   FUND
                                                              --------------         --------------
ASSETS
  Investments at cost - see schedules of investments........   $38,022,340            $84,328,865
                                                               ===========            ===========
  Investments at market value (Notes B & C).................   $32,074,669            $87,726,537
  Cash and foreign currencies...............................     1,675,746              1,772,030
  Cash - initial margin (Note F)............................            --                201,600
  Receivable for interest and dividends.....................        24,185              1,811,624
  Due from broker - variation margin (Note F)...............            --                131,459
  Gross unrealized gain on foreign forward contracts (Note
    B)......................................................            --                 76,096
  Receivable for Fund shares sold...........................        24,877                  1,442
  Deferred organization costs (Note B)......................         4,428                  4,428
                                                               -----------            -----------
        Total Assets........................................    33,803,905             91,725,216
                                                               -----------            -----------
LIABILITIES
  Dividends payable.........................................         7,497                301,260
  Payable for Fund shares redeemed..........................        26,766                 70,577
  Gross unrealized loss on foreign forward contracts (Note
    B)......................................................            --                 52,208
  Accounts payable..........................................        46,555                 87,920
                                                               -----------            -----------
        Total Liabilities...................................        80,818                511,965
                                                               -----------            -----------
NET ASSETS..................................................   $33,723,087            $91,213,251
                                                               ===========            ===========
NET ASSETS CONSIST OF:
  Par value.................................................   $    26,128            $    88,421
  Capital paid in excess of par.............................    39,651,789             90,182,123
  Undistributed (overdistributed) net investment income.....            --                (23,888)
  Accumulated net realized gain (loss) from investments.....        (7,159)            (2,266,814)
  Net unrealized gain (loss) from investments...............    (5,947,671)             3,397,672
  Net unrealized gain on futures and foreign denominated
   assets, liabilities and forward foreign exchange
   contracts................................................            --               (164,263)
                                                               -----------            -----------
        Net Assets..........................................   $33,723,087            $91,213,251
                                                               ===========            ===========
CLASS A SHARES
Net Assets..................................................   $33,712,563            $91,209,649
                                                               ===========            ===========
Shares Outstanding ($.01 par value, 100,000,000 shares per
 Fund authorized)...........................................     2,611,950              8,841,763
                                                                ==========             ==========

Net Asset Value Per Share...................................        $12.91                 $10.32
                                                                  ========               ========
Maximum Offering Price Per Share (Net asset value divided by
 0.9525)....................................................        $13.55                 $10.83
                                                                  ========               ========
CLASS B SHARES
Net Assets..................................................       $10,524                 $3,602
                                                                 =========               ========
Shares Outstanding ($.01 par value, 100,000,000 shares per
 Fund authorized)...........................................           818                    348
                                                                     =====                  =====
Net asset value, offering and redemption price per share
 (redemption may be subject to a contingent deferred sales
 charge within the first six years of ownership)............        $12.87                 $10.35
                                                                  ========               ========

                       See Notes to Financial Statements

    VAN ECK/CHUBB    VAN ECK/CHUBB
      GOVERNMENT       GROWTH AND     VAN ECK/CHUBB    VAN ECK/CHUBB
      SECURITIES         INCOME         TAX-EXEMPT      TOTAL RETURN
         FUND             FUND             FUND             FUND
    --------------   --------------   --------------   --------------
     $31,172,659      $49,846,539      $28,939,116      $33,530,004
     ===========      ===========      ===========      ===========
     $32,174,345      $61,525,375      $30,865,810      $41,196,696
          92,231        6,829,543          423,960        1,499,604
              --               --               --               --
         493,082           80,656          472,123          266,970
              --               --               --               --
         169,307           55,895              544           20,107
              --               --               --               --
     -----------      -----------      -----------      -----------
      32,928,965       68,491,469       31,762,437       42,983,377
     -----------      -----------      -----------      -----------
           6,617           74,751           12,570           56,766
             930          274,575            3,506           22,510
              --               --               --               --
          37,490           69,830           37,613           49,528
     -----------      -----------      -----------      -----------
          45,037          419,156           53,689          128,804
     -----------      -----------      -----------      -----------
     $32,883,928      $68,072,313      $31,708,748      $42,854,573
     ===========      ===========      ===========      ===========
     $    29,847      $    28,413      $    24,886      $    22,235
      32,073,244       56,378,407       29,769,766       35,171,069
          16,625          (13,343)         (12,570)          (5,423)
        (237,474)              --              (28)              --
       1,001,686       11,678,836        1,926,694        7,666,692
              --               --               --               --
     -----------      -----------      -----------      -----------
     $32,883,928      $68,072,313      $31,708,748      $42,854,573
     ===========      ===========      ===========      ===========
     $32,729,708      $67,477,768      $31,679,540      $42,524,175
     ===========      ===========      ===========      ===========
       2,970,713        2,816,412        2,486,350        2,206,331
      ==========       ==========       ==========       ==========
          $11.02           $23.96           $12.74           $19.27
        ========         ========         ========         ========
          $11.57           $25.15           $13.38           $20.23
        ========         ========         ========         ========
        $154,220         $594,545          $29,208         $330,398
      ==========       ==========        =========       ==========
          13,999           24,882            2,291           17,174
        ========         ========          =======         ========
          $11.02           $23.89           $12.75           $19.24
        ========         ========         ========         ========

                       See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
STATEMENT OF OPERATIONS
Year Ended December 31, 1998

                                                                  VAN ECK/                   VAN ECK/
                                                                   CHUBB                       CHUBB
                                                                  CAPITAL                     GLOBAL
                                                                APPRECIATION                  INCOME
                                                                    FUND                       FUND
                                                                ------------                -----------
INVESTMENT INCOME
 Income:
  Interest..................................................    $    36,232                 $ 4,377,810
  Dividends.................................................        370,353                     --
  Foreign taxes withheld....................................         (1,419)                    (10,067)
                                                                -----------                 -----------
      Total investment income...............................        405,166                   4,367,743
                                                                -----------                 -----------
 Expenses:
  Administrative fees (Note D)..............................        184,976                     366,005
  Advisory fees (Note D)....................................         78,902                     156,395
  Distribution fees Class A and B (Note D)..................        197,272                     390,992
  Shareholder servicing costs...............................         66,232                     109,762
  Registration fees.........................................         33,694                      45,542
  Shareholder reports.......................................         28,200                      51,479
  Professional fees.........................................         21,085                      29,741
  Directors' fees and expenses..............................          2,162                       4,014
  Custodian fees............................................          2,702                      21,268
  Organization expenses.....................................          2,690                       2,690
  Miscellaneous expenses....................................         21,658                      38,977
                                                                -----------                 -----------
      Total expenses........................................        639,573                   1,216,865
  Fees waived and expenses assumed by affiliates (Note D)...       (146,419)                   (161,192)
                                                                -----------                 -----------
      Net expenses..........................................        493,154                   1,055,673
                                                                -----------                 -----------
      Net investment income (loss)..........................        (87,988)                  3,312,070
                                                                -----------                 -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
 FOREIGN CURRENCIES
 Net realized gain on investments, futures and options......      1,789,461                   4,312,629
 Net realized gain from foreign currency transactions.......        --                          362,788
 Net change in unrealized gain (loss) on investments........     (6,693,543)                  3,730,035
 Net change in unrealized loss on futures, foreign
   denominated assets, liabilities and forward foreign
   exchange contracts.......................................             --                    (297,602)
                                                                -----------                 -----------
 Net gain (loss) on investments and foreign currencies......     (4,904,082)                  8,107,850
                                                                -----------                 -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
   OPERATIONS...............................................    $(4,992,070)                $11,419,920
                                                                ===========                 ===========

                       See Notes to Financial Statements

     VAN ECK/     VAN ECK/      VAN ECK/
      CHUBB         CHUBB        CHUBB        VAN ECK/
    GOVERNMENT     GROWTH         TAX-         CHUBB
    SECURITIES   AND INCOME      EXEMPT     TOTAL RETURN
       FUND         FUND          FUND          FUND
    ----------   -----------   ----------   ------------
    $2,048,961   $   89,201    $1,642,119   $ 1,015,258
       --         1,099,006       --            461,892
       --            (4,006)      --             (2,734)
    ----------   -----------   ----------   -----------
     2,048,961     1,184,201    1,642,119     1,474,416
    ----------   -----------   ----------   -----------
       149,905       335,159      146,718       224,891
        64,275       140,378       62,837        94,561
       160,903       351,850      157,096       236,928
        56,262       134,744       57,481        91,919
        28,494        34,460       28,180        28,852
        19,811        39,624       19,305        33,327
        19,807        23,754       19,188        21,183
         1,822         3,798        1,811         2,675
         1,175         2,769        3,230         2,749
        --            --           --            --
        17,020        36,722       15,583        25,261
    ----------   -----------   ----------   -----------
       519,474     1,103,258      511,429       762,346
      (197,883)     (224,990)    (197,241)     (170,813)
    ----------   -----------   ----------   -----------
       321,591       878,268      314,188       591,533
    ----------   -----------   ----------   -----------
     1,727,370       305,933    1,327,931       882,883
    ----------   -----------   ----------   -----------
       175,195     1,235,023       52,555     2,328,681
        --            --           --           --
       393,290    (2,800,889)     446,289    (1,693,399)
        --            --           --           --
    ----------   -----------   ----------   -----------
       568,485    (1,565,866)     498,844       635,282
    ----------   -----------   ----------   -----------
    $2,295,855   $(1,259,933)  $1,826,775   $ 1,518,165
    ==========   ===========   ==========   ===========

                       See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
STATEMENTS OF CHANGES IN NET ASSETS


                                                                     VAN ECK/CHUBB                 VAN ECK/CHUBB
                                                                        CAPITAL                       GLOBAL
                                                                     APPRECIATION                     INCOME
                                                                         FUND                          FUND
                                                              ---------------------------   ---------------------------
                                                               YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                                              DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                                  1998           1997           1998           1997
                                                              ------------   ------------   ------------   ------------

INCREASE (DECREASE) IN NET ASSETS:
From operations:
  Net investment income (loss)..............................  $   (87,988)   $    12,457    $ 3,312,070    $   675,358
  Net realized gain on investments and options..............    1,789,461      2,023,906      3,387,264        192,757
  Net realized gain (loss) from foreign currency
   transactions.............................................      --             --             362,788       (184,281)
  Net realized gain on futures..............................      --             --             925,365        --
  Net change in unrealized gain (loss) on investments,
   futures, options and translation of assets and
   liabilities in foreign currency..........................   (6,693,543)      (118,155)     3,432,433       (538,981)
                                                              -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets resulting from
   operations...............................................   (4,992,070)     1,918,208     11,419,920        144,853
DIVIDENDS AND DISTRIBUTIONS:
From net investment income:
  Class A...................................................      --             (12,457)    (3,596,717)      (548,912)
  Class B...................................................      --             --                 (40)       --
From excess of net investment income Class A................      --             (12,843)       --             --
From net realized gains:
  Class A...................................................   (1,711,100)    (2,129,463)    (2,485,897)      (273,339)
  Class B...................................................         (535)       --                 (98)       --
From excess of net realized gains Class A...................      --                 (66)       --            (128,654)
Tax return of Capital Class A...............................      --             --             --            (125,999)
INCREASE (DECREASE) IN NET ASSETS DERIVED FROM SHAREHOLDER
 TRANSACTIONS (NOTE E)......................................   (1,055,289)    35,278,131     33,788,516     40,792,740
                                                              -----------    -----------    -----------    -----------
  Net increase (decrease) in net assets.....................   (7,758,994)    35,041,510     39,125,684     39,860,689
Net Assets:
  Beginning of year.........................................   41,482,081      6,440,571     52,087,567     12,226,878
                                                              -----------    -----------    -----------    -----------
  End of year...............................................  $33,723,087    $41,482,081    $91,213,251    $52,087,567
                                                              ===========    ===========    ===========    ===========
UNDISTRIBUTED (OVERDISTRIBUTED) NET INVESTMENT INCOME.......      --         $       (82)   $   (23,888)   $  (118,123)
                                                              ===========    ===========    ===========    ===========

                       See Notes to Financial Statements

                                         VAN ECK/CHUBB
           VAN ECK/CHUBB                    GROWTH
            GOVERNMENT                        AND                                                    VAN ECK/CHUBB
            SECURITIES                      INCOME                     VAN ECK/CHUBB                 TOTAL RETURN
               FUND                          FUND                     TAX-EXEMPT FUND                    FUND
    ---------------------------   ---------------------------   ---------------------------   ---------------------------
     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
        1998           1997           1998           1997           1998           1997           1998           1997
    ------------   ------------   ------------   ------------   ------------   ------------   ------------   ------------
    $ 1,727,370    $   944,497    $   305,933    $   246,619    $ 1,327,931    $   825,189    $   882,883    $   689,476
        175,195          7,015      1,235,023      3,953,219         52,555         88,323      2,328,681      2,025,968
        --             --             --             --             --             --             --             --
        --             --             --             --             --             --             --             --
        393,290        569,084     (2,800,889)     6,037,252        446,289        731,502     (1,693,399)     4,260,078
    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
      2,295,855      1,520,596     (1,259,933)    10,237,090      1,826,775      1,645,014      1,518,165      6,975,522
     (1,708,754)      (944,497)      (306,732)      (246,619)    (1,333,269)      (825,189)      (874,966)      (689,476)
         (1,991)       --              (2,706)       --                (100)       --              (2,589)       --
        --             --             --             (11,685)       --             (88,323)       --             (10,851)
        --             --          (1,223,543)    (4,401,950)       (49,501)       (10,638)    (2,309,377)    (2,206,980)
        --             --             (10,799)       --                 (46)       --             (17,997)       --
        --             --             --             --             --             --             --              (1,208)
        --             --             --             --             --             --             --             --
        559,828     18,344,441      4,113,706     20,903,635        (23,604)    15,506,247     (5,392,298)    14,802,529
    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
      1,144,938     18,920,540      1,309,993     26,480,471        420,255     16,227,111     (7,079,062)    18,869,536
     31,738,990     12,818,450     66,762,320     40,281,849     31,288,493     15,061,382     49,933,635     31,064,099
    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
    $32,883,928    $31,738,990    $68,072,313    $66,762,320    $31,708,748    $31,288,493    $42,854,573    $49,933,635
    ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========
    $    16,625    $   --         $   (13,343)   $    (5,904)   $   (12,570)   $   (10,660)   $    (5,423)   $    (4,588)
    ===========    ===========    ===========    ===========    ===========    ===========    ===========    ===========

                       See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS
For a share outstanding throughout each period:

                                                                      VAN ECK/CHUBB CAPITAL APPRECIATION FUND
                                                     --------------------------------------------------------------------------
                                                                               CLASS A                               CLASS B
                                                     -----------------------------------------------------------   ------------
                                                                                                                   PERIOD FROM
                                                                                                   PERIOD FROM      APRIL 29,
                                                                                                  SEPTEMBER 1,       1998(D)
                                                              YEAR ENDED DECEMBER 31,            1995(D) THROUGH     THROUGH
                                                     -----------------------------------------    DECEMBER 31,     DECEMBER 31,
                                                        1998            1997          1996            1995             1998
                                                     -----------    ------------   -----------   ---------------   ------------
Net Asset Value, Beginning of Period...............      $ 15.59        $ 12.99       $ 10.40         $ 10.00        $ 17.68
                                                         -------        -------       -------         -------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income (Loss).....................       (0.034)         0.005         0.067           0.037         (0.026)
  Net Gains (Losses) on Securities (both Realized
   and Unrealized).................................       (1.956)         3.565         2.796           0.422         (4.094)
                                                         -------        -------       -------         -------        -------
  Total from Investment Operations.................       (1.990)         3.570         2.863           0.459         (4.120)
                                                         -------        -------       -------         -------        -------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net Investment Income.............      --              (0.005)       (0.067)         (0.037)        --
  Dividends in Excess of Net Investment Income.....      --              (0.005)       --             --              --
  Distributions from Net Realized Gains............       (0.690)        (0.960)       (0.206)         (0.022)        (0.690)
  Distributions in Excess of Net Realized Gains....      --             --             --             --              --
                                                         -------        -------       -------         -------        -------
  Total Distributions..............................       (0.690)        (0.970)       (0.273)         (0.059)        (0.690)
                                                         -------        -------       -------         -------        -------
Net Asset Value, End of Period.....................      $ 12.91        $ 15.59       $ 12.99         $ 10.40        $ 12.87
                                                         =======        =======       =======         =======        =======
Total Return(A)....................................      (12.76%)         27.79%        27.53%           4.60%        (23.32%)
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(B)................................        1.62%           1.52%         1.81%           2.50%(C)      20.69%(C)
  Net Expenses.....................................        1.25%           1.25%         1.13%           1.25%(C)       1.75%(C)
  Net Investment Income (Loss).....................       (0.22%)          0.08%         0.86%           1.38%(C)     (0.60%)(C)
Portfolio Turnover Rate............................       20.94%          50.67%        41.97%           2.73%         20.94%
Net Assets, At End of Period.......................  $33,712,563     $41,482,081    $6,440,571      $1,596,254       $10,524

------------
(A) Total return assumes reinvestment of all distributions during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year are not annualized.

(B) Had fees not been waived and expenses not been assumed.

(C) Annualized.

(D) Commencement of operations.

                       See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:

                                                                         VAN ECK/CHUBB GLOBAL INCOME FUND
                                                    ---------------------------------------------------------------------------
                                                                              CLASS A                                CLASS B
                                                    ------------------------------------------------------------   ------------
                                                                                                                   PERIOD FROM
                                                                                                   PERIOD FROM      APRIL 29,
                                                                                                  SEPTEMBER 1,       1998(C)
                                                             YEAR ENDED DECEMBER 31,             1995(C) THROUGH     THROUGH
                                                    ------------------------------------------    DECEMBER 31,     DECEMBER 31,
                                                       1998            1997           1996            1995             1998
                                                    -----------    ------------   ------------   ---------------   ------------
Net Asset Value, Beginning of Period..............       $ 9.64         $10.24        $ 10.21         $ 10.00         $ 9.87
                                                        -------        -------       --------         -------        -------
INCOME FROM INVESTMENT OPERATIONS
  Net Investment Income...........................        0.421          0.471          0.551           0.116          0.254
  Net Gains Losses on Securities (both Realized
   and Unrealized)................................        0.994         (0.476)         0.030           0.210          0.810
                                                        -------        -------       --------         -------        -------
  Total from Investment Operations................        1.415         (0.005)         0.581           0.326          1.064
                                                        -------        -------       --------         -------        -------
LESS DISTRIBUTIONS TO SHAREHOLDERS
  Dividends from Net Investment Income............       (0.445)        (0.398)        (0.485)         (0.116)        (0.294)
  Dividends in Excess of Net Investment Income....      --             --              (0.066)        --              --
  Distributions from Net Realized Gains...........       (0.290)        (0.084)       --              --              (0.290)
  Distributions in Excess of Net Realized Gains...      --              (0.040)       --              --              --
  Tax Returns of Capital..........................      --              (0.073)       --              --              --
                                                        -------        -------       --------         -------        -------
  Total Distributions.............................       (0.735)        (0.595)        (0.551)         (0.116)        (0.584)
                                                        -------        -------       --------         -------        -------
Net Asset Value, End of Period....................      $ 10.32          $9.64         $10.24         $ 10.21        $ 10.35
                                                        =======        =======       ========         =======        =======
Total Return(A)...................................       15.00%           0.02%          5.95%           3.27%         10.96%
RATIOS TO AVERAGE NET ASSETS:
  Gross Expenses(D)...............................        1.56%           1.56%          1.68%           2.14%(B)     129.09%(B)
  Net Expenses....................................        1.35%           1.35%          1.23%           1.75%(B)       1.85%(B)
  Net Investment Income...........................        4.24%           4.62%          5.49%           4.48%(B)       4.00%(B)
Portfolio Turnover Rate...........................       99.31%         185.95%         80.70%          14.16%         99.31%
Net Assets, At End of Period......................  $91,209,649     $52,087,567    $12,226,878     $10,705,562         $3,602

------------
(A) Total return assumes reinvestment of all dividends during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year are not annualized.

(B) Annualized.

(C) Commencement of operations.

(D) Had fees not been waived and expenses not been assumed.

                       See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:

[CAPTION]

                                                                 VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
                                          ---------------------------------------------------------------------------------------
                                                                          CLASS A                                      CLASS B
                                          ------------------------------------------------------------------------   ------------
                                                                                                                     PERIOD FROM
                                                                                                                      APRIL 29,
                                                                                                                       1998(B)
                                                                  YEAR ENDED DECEMBER 31,                              THROUGH
                                          ------------------------------------------------------------------------   DECEMBER 31,
                                              1998           1997           1996           1995           1994           1998
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period....      $ 10.82        $ 10.48        $ 10.78        $  9.75        $ 10.71        $10.79
                                              -------        -------        -------        -------        -------      --------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income..................        0.583          0.616          0.623          0.636          0.607         0.372
 Net Gains (Losses) on Securities (both
  Realized and Unrealized)..............        0.200          0.340         (0.300)         1.030         (0.960)        0.230
                                              -------        -------        -------        -------        -------      --------
 Total from Investment Operations.......        0.783          0.956          0.323          1.666         (0.353)        0.602
                                              -------        -------        -------        -------        -------      --------
LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from Net Investment Income...       (0.583)        (0.616)        (0.623)        (0.636)        (0.607)       (0.372)
 Distributions from Net Realized
  Gains.................................      --             --             --             --             --             --
 Distributions in Excess of Net Realized
  Gains.................................      --             --             --             --             --             --
                                              -------        -------        -------        -------        -------      --------
 Total Distributions....................       (0.583)        (0.616)        (0.623)        (0.636)        (0.607)       (0.372)
                                              -------        -------        -------        -------        -------      --------
Net Asset Value, End of Period..........      $ 11.02        $ 10.82        $ 10.48        $ 10.78        $  9.75       $ 11.02
                                              =======        =======        =======        =======        =======      ========
Total Return(A).........................        7.40%          9.44%          3.19%         17.50%         (3.34%)         5.62%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses(D)......................        1.61%          1.55%          1.60%          1.70%          1.71%          4.05%(C)
 Net Expenses...........................        1.00%          1.00%          0.93%          1.00%          1.00%          1.50%(C)
 Net Investment Income..................        5.32%          5.78%          5.94%          6.16%          5.96%          4.63%(C)
Portfolio Turnover Rate.................       14.10%         39.86%        140.94%        276.56%        113.36%         14.10%
Net Assets, At End of Period............  $32,729,708    $31,738,990    $12,818,450    $13,886,478    $12,534,640       $154,220

------------
(A) Total return assumes reinvestment of all distributions during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year are not annualized.

(B) Commencement of operations.

(C) Annualized.

(D) Had fees not been waived and expenses not been assumed.

                       See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:

                                                                   VAN ECK/CHUBB GROWTH AND INCOME FUND
                                          ---------------------------------------------------------------------------------------
                                                                          CLASS A                                      CLASS B
                                          ------------------------------------------------------------------------   ------------
                                                                                                                     PERIOD FROM
                                                                                                                      APRIL 29,
                                                                                                                       1998(C)
                                                                  YEAR ENDED DECEMBER 31,                              THROUGH
                                          ------------------------------------------------------------------------   DECEMBER 31,
                                              1998           1997           1996           1995           1994           1998
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period....      $ 24.56        $ 21.04        $ 18.58        $ 14.77        $ 16.70       $ 27.94
                                              -------        -------        -------        -------        -------      --------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income..................        0.110          0.096          0.250          0.204          0.247         0.021
 Net Gains (Losses) on Securities (both
  Realized and Unrealized)..............       (0.156)         5.286          3.931          5.042         (0.954)       (3.517)
                                              -------        -------        -------        -------        -------      --------
 Total from Investment Operations.......       (0.046)         5.382          4.181          5.246         (0.707)       (3.496)
                                              -------        -------        -------        -------        -------      --------
LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from Net Investment Income...       (0.111)        (0.096)        (0.250)        (0.204)        (0.247)       (0.111)
 Dividends in Excess of Net Investment
  Income................................      --              (0.004)       --             --             --             --
 Distributions from Net Realized
  Gains.................................       (0.443)        (1.762)        (1.471)        (0.885)        (0.976)       (0.443)
 Distributions in Excess of Net Realized
  Gains.................................      --             --             --              (0.346)       --             --
 Tax Return of Capital..................      --             --             --              (0.001)       --             --
                                              -------        -------        -------        -------        -------      --------
 Total Distributions....................       (0.554)        (1.862)        (1.721)        (1.436)        (1.223)       (0.554)
                                              -------        -------        -------        -------        -------      --------
Net Asset Value, End of Period..........      $ 23.96        $ 24.56        $ 21.04        $ 18.58        $ 14.77        $23.89
                                              =======        =======        =======        =======        =======      ========
Total Return(A).........................       (0.18%)        25.85%         22.50%         35.52%         (4.26%)       (12.51%)
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses(B)......................        1.57%          1.49%          1.58%          1.69%          1.71%          2.48%(D)
 Net Expenses...........................        1.25%          1.25%          1.06%          1.08%          1.00%          1.75%(D)
 Net Investment Income..................        0.44%          0.49%          1.29%          1.20%          1.66%          0.27%(D)
Portfolio Turnover Rate.................       43.42%         21.02%         44.50%         37.59%         46.17%         43.42%
Net Assets, At End of Period............  $67,477,768    $66,762,320    $40,281,849    $29,144,161    $18,679,228       $594,545

------------
(A) Total return assumes reinvestment of all distributions during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year are not annualized.

(B) Had fees not been waived and expenses not been assumed.

(C) Commencement of operations.

(D) Annualized.

                       See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:

                                                                       VAN ECK/CHUBB TAX-EXEMPT FUND
                                          ---------------------------------------------------------------------------------------
                                                                          CLASS A                                      CLASS B
                                          ------------------------------------------------------------------------   ------------
                                                                                                                     PERIOD FROM
                                                                                                                      APRIL 29,
                                                                                                                       1998(C)
                                                                  YEAR ENDED DECEMBER 31,                              THROUGH
                                          ------------------------------------------------------------------------   DECEMBER 31,
                                              1998           1997           1996           1995           1994           1998
                                          ------------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period....      $ 12.56        $ 12.15        $ 12.33        $ 11.22        $ 12.58      $ 12.46
                                              -------        -------        -------        -------        -------      -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income..................        0.537          0.581          0.611          0.621          0.618        0.289
 Net Gains (Losses) on Securities (both
  Realized and Unrealized)..............        0.202          0.450         (0.137)         1.132         (1.360)       0.341
                                              -------        -------        -------        -------        -------      -------
 Total from Investment Operations.......        0.739          1.031          0.474          1.753         (0.742)       0.630
                                              -------        -------        -------        -------        -------      -------
LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from Net Investment Income...       (0.539)        (0.581)        (0.611)        (0.621)        (0.618)      (0.320)
 Distributions from Net Realized
  Gains.................................       (0.020)        (0.036)        (0.043)        (0.010)       --            (0.020)
 Distributions in Excess of Net Realized
  Gains.................................      --              (0.004)       --              (0.012)       --            --
                                              -------        -------        -------        -------        -------      -------
 Total Distributions....................       (0.559)        (0.621)        (0.654)        (0.643)        (0.618)      (0.340)
                                              -------        -------        -------        -------        -------      -------
Net Asset Value, End of Period..........      $ 12.74        $ 12.56        $ 12.15        $ 12.33        $ 11.22      $ 12.75
                                              =======        =======        =======        =======        =======      =======
Total Return(A).........................        6.01%          8.73%          4.00%         15.88%         (5.97%)       5.10%
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses(D)......................        1.63%          1.56%          1.65%          1.79%          1.80%      117.84%(B)
 Net Expenses...........................        1.00%          1.00%          0.98%          1.00%          1.00%        1.50%(B)
 Net Investment Income..................        4.23%          4.74%          5.00%          5.20%          5.21%        4.30%(B)
Portfolio Turnover Rate.................        2.50%         12.78%         16.29%          7.39%          8.37%        2.50%
Net Assets, At End of Period............  $31,679,540    $31,288,493    $15,061,382    $15,259,349    $13,973,939      $29,208

------------
(A) Total return assumes reinvestment of all distributions during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year are not annualized.

(B) Annualized.

(C) Commencement of operations.

(D) Had fees not been waived and expenses not been assumed.

                       See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
FINANCIAL HIGHLIGHTS (continued)
For a share outstanding throughout each period:

                                                                      VAN ECK/CHUBB TOTAL RETURN FUND
                                           --------------------------------------------------------------------------------------
                                                                           CLASS A                                     CLASS B
                                           -----------------------------------------------------------------------   ------------
                                                                                                                     PERIOD FROM
                                                                                                                      APRIL 29,
                                                                                                                       1998(C)
                                                                   YEAR ENDED DECEMBER 31,                             THROUGH
                                           -----------------------------------------------------------------------   DECEMBER 31,
                                              1998           1997           1996           1995           1994           1998
                                           -----------   ------------   ------------   ------------   ------------   ------------
Net Asset Value, Beginning of Period.....      $ 20.22       $ 17.41        $ 15.96        $ 13.23        $ 15.01      $ 21.94
                                               -------       -------        -------        -------        -------      -------
INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income...................        0.393         0.365          0.370          0.373          0.373        0.215
 Net Gains (Losses) on Securities (both
  Realized and Unrealized)...............        0.158         3.778          2.321          3.586         (0.994)      (1.534)
                                               -------       -------        -------        -------        -------      -------
 Total from Investment Operations........        0.551         4.143          2.691          3.959         (0.621)      (1.319)
                                               -------       -------        -------        -------        -------      -------
LESS DISTRIBUTIONS TO SHAREHOLDERS
 Dividends from Net Investment Income....       (0.390)       (0.365)        (0.370)        (0.373)        (0.373)      (0.270)
 Dividends in Excess of Net Investment
  Income.................................      --             (0.004)       --             --             --            --
 Distributions from Capital Gains........       (1.111)       (0.964)        (0.871)        (0.692)        (0.786)      (1.111)
 Tax Returns of Capital..................      --            --             --              (0.164)       --            --
                                               -------       -------        -------        -------        -------      -------
 Total Distributions.....................       (1.501)       (1.333)        (1.241)        (1.229)        (1.159)      (1.381)
                                               -------       -------        -------        -------        -------      -------
Net Asset Value, End of Period...........      $ 19.27       $ 20.22        $ 17.41        $ 15.96        $ 13.23      $ 19.24
                                               =======       =======        =======        =======        =======      =======
Total Return(A)..........................        2.73%        24.09%         17.04%         30.13%         (4.21%)        (5.96%)
RATIOS TO AVERAGE NET ASSETS:
 Gross Expenses(B).......................        1.61%         1.51%          1.59%          1.70%          1.73%          2.96%(D)
 Net Expenses............................        1.25%         1.25%          1.08%          1.08%          1.00%          1.75%(D)
 Net Investment Income...................        1.87%         1.92%          2.26%          2.45%          2.66%          1.57%(D)
Portfolio Turnover Rate..................       15.78%        15.80%         27.01%         57.62%         37.53%         15.78%
Net Assets, At End of Period.............  $42,524,175   $49,933,635    $31,064,099    $22,171,326    $16,431,195       $330,398

------------
(A) Total return assumes reinvestment of all distributions during the period and does not reflect deduction of sales charge. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total returns for periods of less than one year are not annualized.

(B) Had fees not been waived and expenses not been assumed.

(C) Commencement of operations.

(D) Annualized.

                       See Notes to Financial Statements

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998
--------------------------------------------------------------------------------

NOTE A--ORGANIZATION

Van Eck/Chubb Funds, Inc. (the "Company"), formerly known as Chubb Investment Funds, Inc., was incorporated under the laws of the State of Maryland on April 27, 1987, and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end series management investment company. The Company consists of six funds (the "Funds"): Van Eck/Chubb Capital Appreciation Fund, Van Eck/Chubb Global Income Fund, Van Eck/ Chubb Government Securities Fund, Van Eck/Chubb Growth and Income Fund, Van Eck/Chubb Tax-Exempt Fund, and Van Eck/Chubb Total Return Fund.

At December 31, 1998 Chubb Life Insurance Company of America ("Chubb Life") and its affiliates and Van Eck Associates Corporation owned the following shares of each Fund:

                                             SHARES       % OF
                                             OWNED       SHARES
                                             ------      ------
Van Eck/Chubb Capital Appreciation Fund
 Class A shares.........................   2,111,197     80.83%
Van Eck/Chubb Global Income Fund Class A
 shares.................................   5,700,187     64.47%
Van Eck/Chubb Government Securities Fund
 Class A shares.........................   2,235,367     75.25%
Van Eck/Chubb Growth and Income Fund
 Class A shares.........................     740,253     26.28%
Van Eck/Chubb Tax-Exempt Fund Class A
 shares.................................   1,686,394     67.83%
Van Eck/Chubb Total Return Fund Class A
 shares.................................     843,197     38.22%

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires the Company's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of Investments: Equity securities are valued at the closing sales price on the exchange on which such securities are principally traded; or, if traded in the over-the-counter market or on a national exchange for which no sales took place on the day of valuation, at the mean of the bid and asked prices at the close of trading. Quotations of foreign securities denominated in foreign currencies are converted into U.S. dollars using the prevailing foreign exchange rates. Securities listed on a foreign exchange are valued at the last quoted sale price available before the time when net assets are valued. Securities or other assets for which market quotations are not readily available are valued at fair value in accordance with procedures established by the Board of Directors. Debt instruments are valued on the basis of quotes provided by a pricing service that determines the current value for institutional size trading units of securities, without exclusive reliance upon quoted prices. These valuations are believed to reflect fair market value more accurately. Short-term debt instruments with a remaining maturity of less than 60 days are valued by the amortized cost method, which approximates market value, unless the Board of Directors determines that this does not represent fair value.

Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days on which the domestic market is closed.

Foreign Currency Translation: The books and records of the Funds are maintained in U.S. dollars. The market values of investments, other assets and liabilities, and forward contracts stated in foreign currencies are translated at the prevailing exchange rates at the end of the year. Purchases, sales, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Since the net assets of the Funds are presented at the exchange rates and market value prevailing at the end of the year, the Funds generally do not isolate the portion of the results of operations arising as a result of changes in foreign exchange rates on securities from the fluctuations arising from changes in the market prices of securities held during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, the Global Income Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to federal income tax regulations; such fluctuations are included in net realized gain or loss from foreign currency transactions.

Reported net realized gain or loss from foreign currency transactions (including foreign currency forward contracts) arises from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books, and the U.S. dollar equivalent of the amounts actually received or paid and for the Global Income Fund, the fluctuations in exchange rates on sales or maturities of foreign currency-denominated debt obligations. Net unrealized gain or loss from foreign currency transactions arises from changes in the value of assets and liabilities, other than investments in securities, resulting from fluctuations in exchange rates.

Forward Foreign Currency Contracts: Certain Funds may enter into forward foreign currency contracts to protect securities and related receivables and payables against fluctuations in future foreign currency rates. The Van Eck/Chubb Global Income Fund may also enter into cross currency hedges by entering into transactions to purchase or sell one or more currencies that are expected to increase or decrease relative to other currencies in which the Fund has or expects to have exposure. A forward contract is an agreement to buy or sell currencies of different countries on a specified future date at a specified rate. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risk may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Contracts are marked to market daily and the change in market value is recorded as unrealized appreciation or depreciation. Realized gains or losses arising from such transactions are included in net realized gains or losses from foreign currency

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998 (continued)
--------------------------------------------------------------------------------

transactions. At December 31, 1998, the Van Eck/Chubb Global Income Fund had the following open forward currency contracts:

                                                    VALUE AT                      UNREALIZED
                                                   SETTLEMENT      CURRENT       APPRECIATION
CONTRACTS                                             DATE          VALUE       (DEPRECIATION)
---------                                          ----------      -------      --------------
FOREIGN CURRENCY SELL CONTRACT:
DEM         24,037,894  expiring 3/08/99........  $14,398,691    $14,474,787      $  76,096
FOREIGN CURRENCY PURCHASE CONTRACT:
GBP          8,734,700  expiring 3/08/99........   14,398,691     14,450,899        (52,208)
                                                                                  ---------
                                                                                  $  23,888
                                                                                  =========

Security Transactions and Investment Income: Security transactions are recorded on a trade date basis. Realized gains and losses on investments sold are recorded on the basis of the specific identification method. Interest income, including, where applicable, amortization of discount on investments, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon after the ex-dividend date as the respective Funds, using reasonable diligence, become aware of such dividends.

Dividends to Shareholders: Dividends to shareholders from net investment income are declared daily and distributed monthly for the Van Eck/Chubb Government Securities Fund; declared and distributed monthly for the Van Eck/Chubb Tax-Exempt Fund and the Van Eck/Chubb Global Income Fund; declared and distributed quarterly for the Van Eck/Chubb Total Return Fund; and declared and distributed annually for the Van Eck/Chubb Growth and Income Fund and Van Eck/Chubb Capital Appreciation Fund. Dividends from net realized capital gains are declared and distributed at least once annually. Dividends distributed to shareholders are recorded on the ex-dividend date.

The Company distinguishes between dividends on a tax basis and a financial reporting basis and only dividends in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of tax income between the financial statements and tax earnings and profits which result in over-distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated realized gains. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their tax basis treatment; temporary differences do not require reclassification. At December 31, 1998 certain Funds reclassified permanent differences within the capital accounts based on their tax basis treatment. Net assets were not affected by these reclassifications.

At December 31, 1998, the Van Eck/Chubb Government Securities Fund had $237,474 of accumulated realized losses expiring in 2002 and the Van Eck/Chubb Global Income Fund had $2,544,272 of accumulated realized losses, of which $1,063,221 expires in 2002 and $1,481,051 expires in 2004. These losses are available to be used to offset future realized capital gains.

Organization Costs: Costs incurred in connection with the initial organization of the Van Eck/Chubb Capital Appreciation Fund and the Van Eck/Chubb Global Income Fund are being amortized on the straight-line basis over a period of five years.

NOTE C--INVESTMENTS

As of December 31, 1998 gross unrealized gains and losses were as follows:

                                 GROSS         GROSS           NET
                              UNREALIZED    UNREALIZED     UNREALIZED
                                 GAINS        LOSSES      GAINS(LOSSES)
                              -----------   -----------   -------------
Van Eck/Chubb Capital
 Appreciation Fund..........  $ 4,087,619   $10,035,290    $(5,947,671)
Van Eck/Chubb Global Income
 Fund.......................    4,762,363     1,364,691      3,397,672
Van Eck/Chubb Government
 Securities Fund............    1,003,982         2,296      1,001,686
Van Eck/Chubb Growth and
 Income Fund................   14,739,774     3,060,938     11,678,836
Van Eck/Chubb Tax-Exempt
 Fund.......................    1,929,163         2,469      1,926,694
Van Eck/Chubb Total Return
 Fund.......................    8,822,160     1,155,468      7,666,692

Purchases and sales of investment securities for the year ended December 31, 1998, other than short-term obligations, were as follows:

                                                          PROCEEDS
                                             COST OF        FROM
                                           INVESTMENT    INVESTMENT
                                           SECURITIES    SECURITIES
                                            PURCHASED       SOLD
                                           -----------   -----------
Van Eck/Chubb Capital Appreciation
 Fund....................................  $ 7,999,126   $10,983,552
Van Eck/Chubb Global Income Fund.........   98,023,452    69,727,048
Van Eck/Chubb Government Securities
 Fund....................................    8,024,578     4,417,249
Van Eck/Chubb Growth and Income Fund.....   29,060,922    33,433,939
Van Eck/Chubb Tax-Exempt Fund............      763,865     1,091,391
Van Eck/Chubb Total Return Fund..........    7,229,464    15,789,393

NOTE D--MANAGEMENT AGREEMENTS AND EXPENSES

Chubb Asset Managers, Inc. ("Investment Manager"), a wholly-owned subsidiary of The Chubb Corporation, is responsible for the overall investment management of each Fund's portfolio, consistent with each Fund's investment objectives, policies and restrictions. Van Eck Associates Corporation ("Investment Administrator") provides certain administrative services and facilities for the Company.

Van Eck Securities Corporation (the "Distributor"), a wholly owned subsidiary of the Investment Administrator, for the year ended December 31, 1998, received $339,298 in sales loads of which $46,920 was reallowed to broker-dealers. Also, the Company has a plan of distribution pursuant to Rule 12b-1 that provides that the Company may, directly or indirectly, engage in activities primarily intended to result in the sale of the Company's shares. The maximum expenditure the Company may make under the plan is 0.50% per annum on Class A shares and 1.00% per annum on Class B shares of the average daily net assets of each Fund.

Investment management fees, which compensate both the Investment Manager and the Investment Administrator, are

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998 (continued)
--------------------------------------------------------------------------------

computed at the following annual percentages for each of the Funds:

           AVERAGE DAILY             INVESTMENT     INVESTMENT
            NET ASSETS                MANAGER      ADMINISTRATOR
           -------------             ----------    -------------
First $200 Million.................    0.20%           0.45%
Next $1.1 Billion..................    0.19%           0.41%
Over $1.3 Billion..................    0.18%           0.37%

Pursuant to an expense limitation agreement for the year ended December 31, 1998 for Class A shares and the period April 29, 1998 through December 31, 1998 for Class B shares, the rate of expenses borne by the Funds, based on average net assets, were limited to the amounts listed below:

                                             CLASS A    CLASS B
                                             -------    -------
Van Eck/Chubb Capital Appreciation Fund....   1.25%      1.75%
Van Eck/Chubb Global Income Fund...........   1.35%      1.85%
Van Eck/Chubb Government Securities Fund...   1.00%      1.50%
Van Eck/Chubb Growth and Income Fund.......   1.25%      1.75%
Van Eck/Chubb Tax-Exempt Fund..............   1.00%      1.50%
Van Eck/Chubb Total Return Fund............   1.25%      1.75%

NOTE E--SHAREHOLDERS' TRANSACTIONS

Following is a summary of transactions with shareholders for each Fund.

                               VAN ECK/CHUBB CAPITAL APPRECIATION FUND
                         ---------------------------------------------------
                                YEAR ENDED                 YEAR ENDED
                            DECEMBER 31, 1998          DECEMBER 31, 1997
                         ------------------------   ------------------------
                           SHARES       DOLLARS       SHARES       DOLLARS
        CLASS A          ----------   -----------   ----------   -----------
Shares sold............   2,979,400   $ 5,222,315    2,137,853   $34,941,115
Shares issued as
 reinvestment of
 dividends and
 distributions.........     131,957     1,703,560      139,585     2,040,444
Shares redeemed........  (3,160,757)   (7,993,680)    (111,756)   (1,703,428)
                         ----------   -----------   ----------   -----------
   Net increase
    (decrease).........     (49,400)  $(1,067,805)   2,165,682   $35,278,131
                         ==========   ===========   ==========   ===========

                                                          PERIOD FROM
                                                        APRIL 29, 1998+
                                                            THROUGH
                                                       DECEMBER 31, 1998
                                                      -------------------
                                                      SHARES      DOLLARS
                      CLASS B                         ------      -------
Shares sold.........................................   777        $11,982
Shares issued as reinvestment of dividends and
 distributions......................................    41            534
Shares redeemed.....................................    --             --
                                                       ---        -------
 Net increase.......................................   818        $12,516
                                                       ===        =======

------------

+ Commencement of operations.

                                    VAN ECK/CHUBB GLOBAL INCOME FUND
                            -------------------------------------------------
                                  YEAR ENDED                YEAR ENDED
                               DECEMBER 31, 1998         DECEMBER 31, 1997
                            -----------------------   -----------------------
                             SHARES       DOLLARS      SHARES       DOLLARS
         CLASS A            ---------   -----------   ---------   -----------
Shares sold...............    108,585   $   786,154   4,153,429   $40,249,318
Share issued in connection
 with an acquisition (Note
 G).......................  3,707,367    36,851,229          --            --
Shares issued as
 reinvestment of dividends
 and distributions........    581,772     5,902,596     110,564     1,070,720
Shares redeemed...........   (960,209)   (9,755,118)    (53,640)     (527,298)
                            ---------   -----------   ---------   -----------
 Net increase.............  3,437,515   $33,784,861   4,210,353   $40,792,740
                            =========   ===========   =========   ===========

                                                          PERIOD FROM
                                                        APRIL 29, 1998+
                                                            THROUGH
                                                       DECEMBER 31, 1998
                                                      -------------------
                                                      SHARES      DOLLARS
                      CLASS B                         ------      -------
Shares sold.........................................    902       $ 9,151
Shares issued as reinvestment of dividends and
 distributions......................................     13           130
Shares redeemed.....................................   (567)       (5,626)
                                                      -----       -------
 Net increase.......................................    348       $ 3,655
                                                      =====       =======

                               VAN ECK/CHUBB GOVERNMENT SECURITIES FUND
                           -------------------------------------------------
                                 YEAR ENDED                YEAR ENDED
                             DECEMBER 31, 1998          DECEMBER 31, 1997
                           ----------------------    -----------------------
                            SHARES      DOLLARS       SHARES       DOLLARS
         CLASS A           --------   -----------    ---------   -----------
Shares sold..............   226,772   $ 2,494,818    2,006,126   $21,384,810
Shares issued as
 reinvestment of
 dividends...............   147,737     1,619,400       78,935       888,170
Shares redeemed..........  (337,604)   (3,708,941)    (373,997)   (3,928,539)
                           --------   -----------    ---------   -----------
 Net increase............    36,905   $   405,277    1,711,064   $18,344,441
                           ========   ===========    =========   ===========

                                                         PERIOD FROM
                                                       APRIL 29, 1998+
                                                           THROUGH
                                                      DECEMBER 31, 1998
                                                    ---------------------
                                                    SHARES       DOLLARS
                     CLASS B                        -------      --------
Shares sold.......................................   13,841      $152,798
Shares issued as reinvestment of dividends........      158         1,753
Shares redeemed...................................       --            --
                                                    -------      --------
 Net increase.....................................   13,999      $154,551
                                                    =======      ========

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998 (continued)
--------------------------------------------------------------------------------

                                 VAN ECK/CHUBB GROWTH AND INCOME FUND
                          --------------------------------------------------
                                YEAR ENDED                 YEAR ENDED
                             DECEMBER 31, 1998          DECEMBER 31, 1997
                          -----------------------    -----------------------
                           SHARES      DOLLARS        SHARES       DOLLARS
        CLASS A           --------   ------------    ---------   -----------
Shares sold.............   811,345   $ 21,768,228    1,017,154   $26,246,838
Shares issued as
 reinvestment of
 dividends and
 distributions..........    61,002      1,459,118      188,575     4,334,132
Shares redeemed.........  (774,435)   (19,734,223)    (401,518)   (9,677,335)
                          --------   ------------    ---------   -----------
 Net increase...........    97,912   $  3,493,123      804,211   $20,903,635
                          ========   ============    =========   ===========

                                                         PERIOD FROM
                                                       APRIL 29, 1998+
                                                           THROUGH
                                                      DECEMBER 31, 1998
                                                     --------------------
                                                     SHARES      DOLLARS
                      CLASS B                        ------      --------
Shares sold........................................  25,220      $627,467
Shares issued as reinvestment of dividends and
 distributions.....................................    486         11,619
Shares redeemed....................................   (824)       (18,503)
                                                     ------      --------
   Net increase....................................  24,882      $620,583
                                                     ======      ========

                                     VAN ECK/CHUBB TAX-EXEMPT FUND
                           -------------------------------------------------
                                 YEAR ENDED                YEAR ENDED
                             DECEMBER 31, 1998          DECEMBER 31, 1997
                           ----------------------    -----------------------
                            SHARES      DOLLARS       SHARES       DOLLARS
         CLASS A           --------   -----------    ---------   -----------
Shares sold..............   318,054   $ 4,025,056    1,618,059   $20,040,183
Shares issued as
 reinvestment of
 dividends and
 distributions...........   100,164     1,267,929       74,378       875,229
Shares redeemed..........  (422,157)   (5,345,855)    (441,704)   (5,409,165)
                           --------   -----------    ---------   -----------
 Net increase
   (decrease)............    (3,939)  $   (52,870)   1,250,733   $15,506,247
                           ========   ===========    =========   ===========

                                                        PERIOD FROM
                                                      APRIL 29, 1998+
                                                          THROUGH
                                                     DECEMBER 31, 1998
                                                   ----------------------
                                                   SHARES         DOLLARS
                     CLASS B                       -------        -------
Shares sold......................................    2,280        $29,122
Shares issued as reinvestment of dividends and
 distributions...................................       11            144
Shares redeemed..................................       --             --
                                                   -------        -------
 Net increase....................................    2,291        $29,266
                                                   =======        =======

                                    VAN ECK/CHUBB TOTAL RETURN FUND
                            ------------------------------------------------
                                  YEAR ENDED                YEAR ENDED
                              DECEMBER 31, 1998         DECEMBER 31, 1997
                            ----------------------    ----------------------
                             SHARES      DOLLARS       SHARES      DOLLARS
         CLASS A            --------   -----------    --------   -----------
Shares sold...............   144,665   $ 4,826,003     971,037   $20,382,124
Shares issued as
 reinvestment of dividends
 and distributions........   158,797     3,099,318     145,823     2,792,442
Shares redeemed...........  (567,173)  (13,653,344)   (430,994)   (8,372,037)
                            --------   -----------    --------   -----------
 Net increase
   (decrease).............  (263,711)  $(5,728,023)    685,866   $14,802,529
                            ========   ===========    ========   ===========

                                                         PERIOD FROM
                                                       APRIL 29, 1998+
                                                           THROUGH
                                                      DECEMBER 31, 1998
                                                    ---------------------
                                                    SHARES       DOLLARS
                     CLASS B                        -------      --------
Shares sold.......................................   16,211      $317,258
Shares issued as reinvestment of dividends and
 distributions....................................    1,029        19,796
Shares redeemed...................................      (66)       (1,329)
                                                    -------      --------
Net increase......................................   17,174      $335,725
                                                    =======      ========

---------------
+ Commencement of operations.

VAN ECK/CHUBB FUNDS, INC.
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1998 (continued)
--------------------------------------------------------------------------------

NOTE F--FUTURES CONTRACTS

As of December 31, 1998 the Van Eck/Chubb Global Income Fund had open futures contracts. These contracts were acquired in lieu of a direct purchase of the securities. Using futures contracts involves various market risks. The maximum amount at risk from the purchase of a futures contract is the contract value. Risks may also be caused by imperfect correlations between the movements in the price of the futures contract and the price of the underlying security.

Upon entering into a futures contract, the Fund is required to pledge to a broker cash in an amount equal to a certain percentage of the contract amount. This amount is known as the "initial margin." Subsequent payments, known as variation margin, are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss until the futures contract is closed, at which time the net gain or loss is reclassified to realized.

                                                        EXPIRATION   NUMBER OF    CONTRACT     CURRENT      UNREALIZED
LONG CONTRACTS:                                            DATE      CONTRACTS     VALUE        VALUE      DEPRECIATION
---------------                                         ----------   ---------   ----------   ----------   ------------
20 Year U.S. Treasury Bond 8%........................   3/31/99         63       $8,198,367   $8,050,219    $(148,148)
10 Year U.S. Treasury Note 8%........................   3/31/99         63        7,594,242    7,506,844      (87,398)
                                                                                                            ---------
                                                                                                            $(235,546)
                                                                                                            =========

NOTE G--ACQUISITION

As of the close of business on April 24, 1998, Van Eck/Chubb Global Income Fund acquired all the net assets of Van Eck Global Income Fund pursuant to a plan of reorganization approved by Van Eck Global Income Fund shareholders on April 16, 1998. The acquisition was accomplished by a tax-free exchange of 4,292,666 shares of Van Eck Global Income Fund (valued at $36,851,229) for 3,707,367 shares of Van Eck/Chubb Global Income Fund outstanding on April 24, 1998. Van Eck Global Income Fund's net assets at that date, $36,851,229, including $405,616 of unrealized appreciation were combined with those of the Van Eck /Chubb Global Income. The aggregate net assets of Van Eck/Chubb Global Income Fund and Van Eck Global Income Fund before the acquisition were $54,462,808 and $36,851,229, respectively. In connection with the merger, the Van Eck/Chubb Global Income Fund acquired accumulated net realized losses of $3,907,263, of which $1,362,991 was utilized during the current year. The balance is available for carryforward to future years (see Note B). In accordance with income tax rules the utilization of such carryforward is limited to $1,989,966 annually.

VAN ECK/CHUBB FUNDS, INC.
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders
Van Eck/Chubb Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Van Eck/Chubb Funds, Inc. (the "Funds," comprising Capital Appreciation Fund, Global Income Fund, Government Securities Fund, Growth and Income Fund, Tax-Exempt Fund, and Total Return Fund), including the related schedules of portfolio investments, as of December 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Van Eck/Chubb Funds, Inc. at December 31, 1998, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.

                                         Ernst & Young LLP signature

New York, New York
February 16, 1999

[VAN ECK GLOBAL LOGO]

Investment Adviser: Chubb Asset Managers, Inc.
       Distributor: Van Eck Securities Corporation
                    99 Park Avenue, New York, NY 10016 www.vaneck.com Account Assistance: (800) 544-4653

This report must be accompanied or preceded by a Van Eck/Chubb Funds prospectus, which includes more complete information such as charges and expenses and the risks associated with international investing, including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before you invest.